As Filed with the Securities and Exchange Commission on April 29, 2009

File Nos. 333-80205
811-09381
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 15

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 16

PAYPAL FUNDS

(Exact name of Registrant as specified in charter)

2211 North First Street
San Jose, CA 95131
(Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code: (408) 376-7400

John T. Story
PayPal Funds
2211 North First Street
San Jose, CA 95131
(Name and address of agent for service)

Please send copy of all communications to:

David A. Hearth
Paul, Hastings, Janofsky & Walker LLP
55 Second Street, 24th Floor
San Francisco, California 94105-3441

(415) 856-7000

 It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to Rule 485(b)
☒	on April 30, 2009 pursuant to Rule 485(b)
☐	60 days after filing pursuant to Rule 485(a)(1)
☐	75 days after filing pursuant to Rule 485(a)(2)
☐	on pursuant to Rule 485(a)

PAYPAL MONEY MARKET FUND

PROSPECTUS

April 30, 2009

As with all mutual funds, the Securities and Exchange Commission has not approved these securities or determined whether the information in this Prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

TABLE OF CONTENTS

Page
THE PAYPAL MONEY MARKET FUND	1
PERFORMANCE INFORMATION	4
FUND FEES AND EXPENSES	6
MORE ABOUT THE FUND’S INVESTMENT STRATEGIES AND RISKS	8
FUND MANAGEMENT	10
THE FUND’S STRUCTURE	12
PRICING OF FUND SHARES	13
HOW TO ACQUIRE AND REDEEM SHARES OF THE FUND	14
DIVIDENDS AND OTHER DISTRIBUTIONS	18
TAX CONSEQUENCES	20
FINANCIAL HIGHLIGHTS	21

The PayPal Money Market Fund (the “Fund”) is a diversified series of PayPal Funds (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is designed primarily as an automatic sweep investment for uninvested cash balances in PayPal, Inc. (“PayPal”) customer accounts.  PayPal customers may choose to have their free cash balances swept into the Fund in order to earn income until the cash is used.  Shares of the Fund will be automatically redeemed to pay for transactions such as payments, purchases and other electronic money transfers from PayPal customer accounts.

THE PAYPAL MONEY MARKET FUND

Investment Objective

The Fund seeks a high level of current income consistent with stability of capital and liquidity.

Strategy

The Fund invests in U.S. dollar-denominated, high quality, short-term money market instruments issued by U.S. and foreign issuers.  The Fund may invest in certificates of deposit, high quality debt obligations, certain obligations of U.S. and foreign banks, certain repurchase agreements and obligations of the U.S. government, its agencies and instrumentalities (including government-sponsored enterprises).

The Fund is a “feeder fund.”  A feeder fund does not invest directly in a portfolio of securities.  Instead, to pursue its investment objective, the Fund invests all of its assets in another investment company called the Money Market Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”), a registered open-end management investment company issuing individual interests in multiple series.  Barclays Global Fund Advisors (“BGFA”) serves as the investment adviser to the Master Portfolio.  To preserve its investors’ capital, the Master Portfolio and, through it, the Fund seek to maintain a stable $1.00 share price.

The Fund’s performance is expected to correspond to the performance of the Master Portfolio.  This means that you should understand that the discussion of the Fund’s investment objective, strategies and risks are a description of the investment characteristics and risks associated with the investments of the Master Portfolio.

The Fund (through its investment in the Master Portfolio) reserves the right to concentrate its investments (i.e., invest 25% or more of its total assets in securities of issuers in a particular industry) in the obligations of domestic banks.

Money Market Fund Regulations

Money market funds in the United States are subject to rules that are designed to help them maintain a stable share price.  The Fund and the Master Portfolio are money market funds and are subject to these regulations.  Some of the regulations are:

•
Credit Quality: Money market funds must invest exclusively in high quality securities.  Generally, “high quality securities” are those that are in the top two tiers of short-term credit quality, as ranked by certain nationally recognized statistical rating organizations, or “rating agencies.”  The Master Portfolio may purchase an unrated security if BGFA determines it to be of comparable quality to those rated securities, using guidelines adopted by the Board of Trustees of MIP.

•	Diversification: Requirements for diversification limit the Fund’s exposure to any given issuer.

•
Maturity: Money market funds must maintain a dollar-weighted average portfolio maturity of no more than 90 days, and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months) from the date of acquisition.

Main Risks

Lack of Governmental Insurance or Guarantee. Investments in the Fund and the Master Portfolio are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Default Risk.  Although the risk of default is generally considered unlikely, any default on an investment made by the Master Portfolio could cause the Fund’s share price or yield to fall.

Non-U.S. Securities Risks.  The Master Portfolio may invest in the securities of non-U.S. issuers, so long as they are denominated in U.S. dollars.  Securities of non-U.S. issuers carry additional risks due to reasons ranging from a lack of information about the issuer to the risk of political uncertainties.

Concentration Risk.  The Master Portfolio may concentrate its investments in the U.S. banking industry, which would subject it to the risks generally associated with investments in the U.S. banking industry – i.e., interest rate risk, credit risk, and the risk of negative regulatory or market developments affecting the industry.

Interest Rate Risk.  Sharply rising or falling interest rates could cause the Fund’s income to fluctuate as the market value of the Fund’s securities fluctuates.
2

Government-Sponsored Entities.  Certain securities issued by U.S. government-sponsored entities, such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Federal Home Loan Banks, are not guaranteed by the U.S. government.

3

PERFORMANCE INFORMATION

The following bar chart and table show the Fund’s performance.  This information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year, five year, and since inception compare with those of a broad measure of market performance. Keep in mind that the Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The bar chart below shows the Fund’s total returns for the calendar years indicated.

Best quarter:  1.42% Q2 2000

Worst quarter:  0.26% Q3 2003, Q4 2003, Q1 2004, Q2 2004

7-day yield (as of Dec. 31, 2008): 1.39%
(Please see www.paypal.com for current yield information.)

The table below compares the Fund’s average annual returns to the returns of 3-month U.S. Treasury Bills, for one year, five years, and since inception.

Average Annual Total Returns
(as of December 31, 2008)

	One Year	Five Years	Since Inception*
PayPal Money Market Fund	2.61%	3.43%	3.20%
U.S. Treasury Bills (3-month)	1.38%	3.01%	3.06%
____________________
* Inception date was November 18, 1999.  Benchmark calculated from November 30, 1999.

Because the current yields on high-quality, short-term money market instruments in which the Fund invests are generally lower than yields on such instruments during the periods shown above, the current performance of the Fund is generally lower than that shown in the bar chart and table.
4

PayPal Asset Management, Inc. (the “Adviser”) and BGFA have in the past waived and may from time to time agree to waive all or a portion of their respective fees or reimburse expenses to the Fund or Master Portfolio, as applicable.  When they do so, the Fund’s operating expenses are reduced; so that the Fund’s total return and yield are increased. These waivers and reimbursements may be discontinued at any time, except as described in footnotes 1 and 2 to the Fees and Expenses table on the immediately following page. In the absence of such waivers and/or reimbursements, the Fund’s total return and yield would have been, and will be, lower.

5

FUND FEES AND EXPENSES

The following table describes what you could expect to pay if you buy and hold shares of the Fund.  The expenses are deducted from the Fund’s assets, which means you pay them indirectly.  “Shareholder Fees” are one-time expenses charged to you directly by the Fund.  “Operating Expenses” are paid out of Fund assets, so their effect is included in total return.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed in Reinvested Dividends and other Distributions	None
Redemption Fee (within 90 days of purchase)	None
Maximum Account Fee	None
Annual Fund Operating Expenses[1] (expenses that are deducted from Fund assets)
Management Fees[2]	1.10%
Distribution (12b-1) Fees	None
Other Expenses	0.01%
Total Annual Fund Operating Expenses	1.11%

Fee Waiver and Expense Limitation[2]	(0.03)%
Net Operating Expenses	1.08%
______________________
[1]
The cost reflects the expenses at both the Fund and the Master Portfolio levels.  Management fees also include a “unified” fee equal to 1.00% of the average daily net assets payable by the Fund to the Adviser.  Under the unified fee structure, the Adviser provides, or arranges for the provision of certain administration, transfer agency, pricing, custodial, auditing, and legal services to the Fund, and is responsible for payment of all of the operating expenses of the Fund except the Master Portfolio expenses, brokerage fees, taxes, interest, fees and expenses of the independent trustees (and their legal counsel), the compensation of the Chief Compliance Officer, the Fund’s portion of any joint insurance premiums, the Fund’s share of the premiums for the U.S. Treasury Temporary Guarantee Program for money market mutual funds,  and extraordinary expenses.

However, the Adviser has currently agreed to waive its fee in order to limit the Fund’s annual operating expenses to 0.35%, excluding:

•	the fees and expenses of the independent trustees (and their independent legal counsel);
•	the compensation of the Chief Compliance Officer;
•	the Fund’s portion of any joint insurance premiums; and
•	the Fund’s one-half share of the premiums for the U.S. Treasury Temporary Guarantee Program for money market mutual funds.

Pursuant to the voluntary agreement, the Fund’s anticipated maximum net operating expenses, with these excluded items, are equal to an annual rate of 0.36%.  If the investment adviser for the Master Portfolio voluntarily waives or reimburses certain of its fees, the Adviser may, but is not required to, further reduce the Fund’s net operating expenses by a corresponding amount or less.  With the prior approval of the Board of Trustees of the Trust, the Adviser may terminate or modify this voluntary waiver at any time.
6

[2]
Management fees include a fee equal to 0.10% of the average daily net assets payable at the Master Portfolio level to the investment adviser for the Master Portfolio. The investment adviser for the Master Portfolio has contractually agreed to reduce its fees to 0.07% of the average daily net assets payable at the Master Portfolio level.  The expense limitation is in effect through April 30, 2011.  There can be no assurance that the investment adviser to the Master Portfolio will extend the expense limitation beyond such time.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example uses the same assumptions that are required in all mutual fund prospectuses:

•	you invest $10,000 in the Fund for the time periods indicated;

•	your investment has a 5% return each year;

•	you redeem your shares at the end of the relevant period; and

•	the Fund’s operating expenses remain the same, and the contractual fee waiver is in effect for two years.

Although your actual costs may be higher or lower, based on these assumptions your costs, at both the Fund and Master Portfolio levels, would be:

1 Year	3 Years	5 Years	10 Years
$110	$347	$606	$1,346

7

MORE ABOUT THE FUND’S INVESTMENT STRATEGIES AND RISKS

Investment Strategies

The Fund and the Master Portfolio emphasize safety of principal and high credit quality.  Neither the Fund nor the Master Portfolio may purchase floating-rate instruments (“derivatives”) that are considered to be potentially volatile.

The Fund (through its investment in the Master Portfolio) may invest in floating-rate and variable-rate securities only if the following criteria are met:

•	The security bears interest at a rate that resets quarterly or more frequently.

•	The interest rate reset is based on changes in standard money market rate indices.

•	Examples of acceptable standard indices are U.S. Government Treasury Bills and London Interbank Offered Rate, among others.

Floating-rate and variable-rate obligations bear interest at rates that are not fixed, but are periodically adjusted at specified intervals or whenever a benchmark rate or index changes.  Variable rate demand notes include master demand notes that are obligations that permit the Master Portfolio to invest fluctuating amounts, which may change daily without penalty, pursuant to direct lending arrangements between the Master Portfolio, as lender, and the borrower.

The Fund (through its investment in the Master Portfolio) may purchase instruments that are not rated if, in the opinion of the investment adviser for the Master Portfolio, such obligations are of investment quality comparable to other rated investments that are permitted for purchase by the Master Portfolio and if they are purchased in accordance with the

Investment Risks

Asset-Backed Securities: The Master Portfolio may invest in high-quality asset-backed securities.  Asset-backed securities represent interests in “pools” of assets in which payments of both interest and principal on the securities are made regularly, thus in effect “passing through” regular payments made by the individual borrowers on the assets that underlie the securities.  The value of these instruments is particularly sensitive to changes in interest rate and general market conditions.  The value of asset-backed securities is also affected by the creditworthiness of the individual borrowers.

Floating-Rate and Variable-Rate Risk: Floating- and variable-rate instruments are subject to interest rate and credit risks. Because there is no active secondary market for certain of these obligations, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Master Portfolio is not entitled to exercise its demand rights.
8

Management Risk: As with any actively managed fund, the Master Portfolio may not be successful in its selection of investment instruments and the strategies used by the Master Portfolio may fail to produce the intended results.

Disclosure of Portfolio Holdings

The Fund has adopted policies and procedures regarding disclosure of non-public portfolio information described in the Fund’s Statement of Additional Information (“SAI”), as the same may be amended from time to time.

9

FUND MANAGEMENT

The Adviser is a wholly owned subsidiary of PayPal (which, in turn, is a wholly owned subsidiary of eBay Inc.) and its address is 2211 North First Street, San Jose, CA 95131. PayPal is dedicated to providing easy, low-cost services to on-line investors through its continuous emphasis on technology, including the PayPal website and services.  Through the World Wide Web, the Adviser offers access to your Fund account virtually anywhere, at any time.  The Adviser was formed in 1999.  As of February 28, 2009, it had over $627.2 million in assets under management.

The Adviser provides the Fund with investment guidance and policy direction and monitors the Fund’s investment in the Master Portfolio.  The Adviser is subject to general supervision of the Trust’s Board of Trustees (the “Board”) and is required to act in accordance with the investment objective, policies and restrictions of the Fund.

The Adviser also provides or arranges for all of the services that are necessary for the Fund to operate.  These include administration, transfer agency, custody, and sub-advisory services, if any.  The Adviser is entitled to an investment advisory fee at an annual rate equal to 1.00% of the Fund’s average daily net assets.  The Adviser uses the advisory fee to pay all expenses of managing and operating the Fund, except Master Portfolio expenses, brokerage fees, taxes, interest, fees and expenses of the independent trustees (and their legal counsel, if any), the compensation of the Chief Compliance Officer, the Fund’s portion of the trustees and officers/errors and omissions liability insurance premium, the Fund’s share of the premiums for the U.S. Treasury Temporary Guarantee Program for money market mutual funds, and extraordinary expenses.  A portion of the advisory fee may be paid by the Adviser to unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed by an affiliate of the Adviser.

The Adviser has currently voluntarily agreed to waive its fee in order to limit the Fund’s annual operating expenses to 0.35%, excluding: the fees and expenses of the independent trustees (and their independent legal counsel, if any); the compensation of the Chief Compliance Officer, and the Fund’s portion of the trustees and officers/errors and omissions liability insurance premium, the Fund’s share of the premiums for the U.S. Treasury Temporary Guarantee Program for money market mutual funds, and extraordinary expenses.

Pursuant to the voluntary agreement, the Fund’s anticipated maximum net operating expenses, with these excluded items, are equal to an annual rate of 0.36%.  If the investment adviser for the Master Portfolio voluntarily waives or reimburses certain of its fees, the Adviser may, but is not required to, further reduce the Fund’s net operating expenses by a corresponding amount or less.  With the prior approval of the Board, the Adviser may terminate or modify this voluntary waiver at any time.
10

For the fiscal years ended December 31, 2006, December 31, 2007, and December 31, 2008, the Fund paid investment advisory fees to the Adviser, after giving effect to the applicable fee waivers, in the amounts of $1,635,171, $2,621,309, and $2,460,480, respectively.

A discussion regarding the basis for the Board’s approval of the advisory agreement with the Adviser is available in the Fund’s semi-annual report to shareholders for the six-month period ending June 30.

The investment adviser for the Master Portfolio is BGFA.  BGFA is a direct subsidiary of Barclays Global Investors, N.A. (which, in turn, is a majority owned subsidiary of Barclays Bank PLC) and is located at 400 Howard Street, San Francisco, California 94105.  As of February 28, 2009, BGFA and its affiliates provided investment advisory services for assets in excess of $1.36 trillion.  BGFA manages the investing of the Master Portfolio’s assets and provides the Master Portfolio with investment guidance and policy direction in connection with daily portfolio management, subject to the supervision of the MIP’s Board of Trustees.  For these services, BGFA receives a fee from the Master Portfolio at an annual rate equal to 0.10% (0.07% pursuant to the current contractual fee waiver) of the Master Portfolio’s average daily net assets.

The Fund bears a pro rata portion of the investment advisory fees paid by the Master Portfolio, which includes certain other fees paid by the Master Portfolio, such as accounting, legal, and Securities and Exchange Commission (“SEC”) registration fees.

The distribution agent for shares of the Fund on the www.paypal.com website is Funds Distributor, LLC (“Funds Distributor”), a registered broker-dealer.

The Fund’s SAI contains detailed information about the Fund’s investment adviser, administrator, and other service providers and is available upon request by emailing customer service at service@paypal.com.

11

THE FUND’S STRUCTURE

The Fund is a separate series of the Trust.  The Fund seeks to achieve its investment objective by investing all of its assets in the Master Portfolio.  The Master Portfolio is a series of MIP, which is a registered open-end management investment company.  The Master Portfolio has the same investment objective as the Fund.

This two-tier fund structure is commonly referred to as a “master/feeder” structure because one fund (the “feeder” fund) invests all of its assets in a second fund (the “master” fund).  In addition to selling its shares to the Fund, the Master Portfolio has sold and is expected to continue to sell its shares to certain other mutual funds or other accredited investors.  The expenses paid by these mutual funds and accredited investors may differ from the expenses paid by the Fund and so the returns received by shareholders of other mutual funds or other accredited investors may be different from your returns if you invest in the Fund.

The Board believes that the Fund may realize some economic advantages by investing in the Master Portfolio along with other investors.  For example, fixed expenses that otherwise would have been borne solely by the Fund (and the other existing interest-holders in the Master Portfolio) would be spread across a larger asset base as more funds or other accredited investors invest in the Master Portfolio.  However, if a mutual fund or other investor withdraws its investment from the Master Portfolio, the Fund may not realize or may not maintain these expected economic efficiencies.

The Fund may be asked to vote on matters concerning the Master Portfolio.  Except as permitted by the SEC, whenever the Fund is requested to vote on a matter pertaining to the Master Portfolio, the Fund will either (a) hold a meeting of the Fund’s shareholders and cast its votes as instructed by those shareholders, or (b) subject to approval by the Board, cast the Fund’s votes in the same proportion as holders of votes, other than the Fund, have cast their votes.

The Fund may withdraw its investment in the Master Portfolio if the Board determines that it is in the best interests of the Fund and its shareholders to do so.  Upon any such withdrawal, the Board would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective as the Fund, direct management of the Fund or other pooled investment entity by the Adviser, or the hiring of a sub-adviser to manage the Fund's assets.

Investment of the Fund’s assets in the Master Portfolio is not a fundamental policy of the Fund and a shareholder vote is not required for the Fund to withdraw its investment from the Master Portfolio.

12

PRICING OF FUND SHARES

The Fund is a true no-load fund, which means that the purchase and sale price of shares is always the net asset value per share (“NAV”), without any deductions for fees from the purchase or sale price.

The Fund's NAV is calculated by taking the value of the Fund's net assets (largely cash and interests in the Master Portfolio) and dividing by the number of shares outstanding.  The value of these interests in the Master Portfolio is provided by the Master Portfolio.  Expenses are accrued daily and applied when determining the Fund’s NAV.  The NAV for the Fund is determined generally as of 5:00 p.m., Eastern Time each day the Fund is open (a “Business Day”).  The Fund may change the time at which purchases and redemptions are priced if trading in the primary markets the Master Portfolio invests in is restricted, or if an emergency exists.  The Fund is typically open on any day the Federal Reserve banks and the primary markets for the Master Portfolio’s portfolio securities are open.

The Master Portfolio calculates the value of its net assets (i.e., the value of its assets less liabilities) generally as of 5:00 p.m. on each day that the Fedwire Funds Service and the primary markets for the Master Portfolio’s portfolio securities are open.  The Master Portfolio values its securities at amortized cost to account for any premiums or discounts above or below the face value of the securities it buys.  The amortized cost method does not reflect daily fluctuations in market value.
13

HOW TO ACQUIRE AND REDEEM SHARES OF THE FUND

The Fund is available only to on-line investors through PayPal’s web site.  You will need to do the following to purchase shares of the Fund:

•	Enroll as a PayPal user, simply by following the instructions on the PayPal website, at www.paypal.com.

•
You are required to provide a date of birth and a Social Security Number or Employer Identification Number to enroll as a PayPal user.  Other identification numbers, such as an Individual Taxpayer Identification Number, will not be sufficient.

•	You are also required to consent to receive all information about the Fund electronically, both to open an account and during the time you own shares of the Fund.

•
If you revoke your consent to receive Fund information electronically, fail to maintain an e-mail account, or close your account, the Fund may redeem your shares (to the extent that this redemption would be allowed under the federal securities laws) and in any case will prohibit additional investments in the Fund, including the reinvestment of dividends.*

•
Once you have enrolled as a PayPal user and have consented to receive Fund information electronically, any uninvested cash balance in your PayPal account will be automatically invested in the Fund, according to the terms and conditions of the Fund account.

•	Similarly, when you use your PayPal account to transfer money or make a purchase or payment, shares of the Fund then in your account will be sold automatically to cover these transactions.

•
You agree that an affiliate of PayPal (such as the transfer agent for the Fund) may redeem shares of the Fund in your account to pay for transfers of funds through PayPal, purchases or any amounts owed to PayPal or Funds Distributor, a subsidiary of Foreside Distributors, LLC, as a selling agent.  PayPal may redeem or freeze all or a portion of your shares if it concludes, after any investigation it deems appropriate, that you are obligated to PayPal or another party for any setoff or refund in connection with a PayPal transaction.

______________________
*
The staff of the SEC has informally indicated its view that the Fund may not involuntarily redeem your shares if you revoke your consent to receive shareholder documents electronically or fail to maintain an e-mail account.  However, should the SEC’s position on this issue change, the Fund intends to involuntarily redeem your shares under such circumstances.

14

On-Line Investor Requirements

The Fund is designed specifically for on-line investors who are customers of PayPal.  The Fund requires its shareholders to consent to receive all shareholder information about the Fund electronically.

Shareholder information includes, but is not limited to, the following:

•	prospectuses;

•	financial reports;

•	confirmations;

•	1099-DIV statements;

•	proxy solicitations; and

•	financial statements.

Shareholders may also receive other correspondence from PayPal through their e-mail accounts.  By opening an account for the Fund, you certify that you have access to the Internet and a current e-mail account, and you acknowledge that you have the sole responsibility for providing a correct and operational e-mail address.  You may incur costs for on-line access to shareholder documents and maintaining an e-mail account.

If you rescind your consent to receive shareholder information electronically, or fail to maintain an e-mail account, the Fund may redeem your position in the Fund (to the extent that this redemption would be allowed under federal securities laws).*  If it becomes lawful to involuntarily redeem in these circumstances, the Fund will remind you of the involuntary redemption policy before giving effect to the revocation of your consent.  If the Fund involuntarily redeems your shares, you may experience adverse tax consequences.  If your shares are involuntarily redeemed, you will receive paper copies of all shareholder information until all of your shares have been redeemed and the proceeds have been credited to your account, or you have otherwise received the redemption proceeds.  The Fund reserves the right to deliver paper copies of documents in certain circumstances, at no cost to the investor.

Acquiring and Redeeming Shares of the Fund

You can begin accumulating shares of the Fund as soon as you register as a PayPal user and have deposited funds in your PayPal account.  For funds deposited in your account by the close of business (generally 4:00 p.m., unless the primary markets for the Master Portfolio’s portfolio securities or the Federal Reserve Banks close earlier) on any Business Day, your share price will be the next determined NAV, which normally will be $1.00 per share.  Any funds deposited in your account after the close of business will receive the NAV calculated the following Business Day.
_________________________
*
The staff of the SEC has informally indicated its view that the Fund may not involuntarily redeem your shares if you revoke your consent to receive shareholder documents electronically or fail to maintain an e-mail account.  However, should the SEC’s position on this issue change, the Fund intends to involuntarily redeem your shares under such circumstances.

15

Fund shares are automatically purchased for PayPal users who have completed the steps outlined above.  Any unused cash balance in your PayPal account will be automatically invested in (or “swept” into) shares of the Fund. Similarly, shares of the Fund in your account will be automatically redeemed (or “swept” from your account) in order to pay for any transaction that you have authorized, including purchases, payments, and other electronic fund transfers.  The automatic sweep occurs once a day as all transactions for that day are reconciled.  The Fund’s Prospectus is readily available for viewing and printing on the PayPal website (www.paypal.com).

If you do not consent to receive all Fund documentation electronically you will not be eligible to acquire shares of the Fund.

Minimum Investment Requirements
For your initial investment in the Fund	$0.01
Additional shares of the Fund	$0.01
Continuing minimum investment	$0.01
Maximum Account Balance	None*
__________________

* Currently there is no maximum limit on the amount of your purchase of Fund shares or your total share balance, but the Fund reserves the right to impose limits in the future with prior notice to shareholders.

Accessing Account Information

For information on how to access account information electronically or to register as a PayPal user, please refer to the online assistant at www.paypal.com, available 24 hours a day.

Redemptions

Fund shares are redeemed automatically to pay for transactions that you have authorized, such as purchases, payments, and other electronic money transfers.  The automatic “sweep” from your shares will occur once each day as that day’s transactions are reconciled.

You may not sell shares of the Fund that you do not own.  In other words, you may neither “short” shares of the Fund nor borrow shares of the Fund to cover the cost of any transaction.
16

Redemption Delays. The automatic redemption (and therefore, your ability to conduct PayPal transactions with proceeds from the sale of Fund shares) may be suspended, to the extent permitted by applicable law, during any period in which (i) trading on the New York Stock Exchange (“NYSE”) is restricted, as determined by the SEC, or the NYSE is closed for other than weekends and holidays; (ii) the SEC has permitted such suspension by order; (iii) an emergency as determined by the SEC exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (iv) trading in the market the Master Portfolio invests in is restricted as determined by the SEC.

However, there may be instances where technical difficulties, including system failures, could suspend or prevent redemptions.

Changing Your Account Information

•
For your protection, you will be required to change your PayPal user information on the PayPal’s website, www.paypal.com, if you wish to change certain information that you provided when you first registered as a PayPal user.  This procedure is designed to protect you and the Fund against fraudulent transactions by unauthorized persons.

Closing Your Account

If you do not maintain an email address or if you terminate your ability to electronically access www.paypal.com, the Fund may redeem all of your shares in your Fund account (to the extent that this redemption would be allowed under U.S. federal securities laws).*

__________________________
*
The staff of the SEC has informally indicated its view that the Fund may not involuntarily redeem your shares if you revoke your consent to receive shareholder documents electronically or fail to maintain an e-mail account.  However, should the SEC’s position on this issue change, the Fund intends to involuntarily redeem your shares under such circumstances.

17

DIVIDENDS AND OTHER DISTRIBUTIONS

As a shareholder, you are entitled to your share of the dividends that the Fund earns.

The Fund distributes substantially all of its net investment income to its shareholders.  The Fund declares a dividend on every Business Day.  Dividends are credited to shareholder accounts monthly.  Capital gains, if any, are distributed at least annually.

The Fund may make additional distributions if necessary.

All of your dividends and capital gain distributions will be automatically reinvested in additional Fund shares.  Shares are purchased at the NAV determined on the reinvestment date.  If you revoke your consent to receive shareholder information electronically, fail to maintain an e-mail account, or close your account, you will not be permitted to reinvest your dividends in additional Fund shares.

Frequent Trading

Short-term or excessive trading (“frequent trading”) of a mutual fund’s shares by shareholders is sometimes referred to as market timing.  Market timing may take many forms but commonly refers to arbitrage activity involving the frequent buying and selling of mutual fund shares in order to take advantage of the fact that there may be a lag between a change in the value of a mutual fund’s portfolio securities and the reflection of that change in the fund’s share price.  Frequent trading may dilute the value of fund shares held by long-term shareholders.  Frequent trading may also interfere with the efficient management of a fund’s portfolio, as it may result in a fund maintaining higher cash balances than it otherwise would (which would result in reduced yields for money market funds) or cause a fund to sell portfolio securities at a time it otherwise would not.  Frequent trading may further result in increased portfolio transaction (or brokerage) costs, administrative and other operating costs and may cause a fund to realize taxable capital gains or harvest capital losses at a time that it otherwise would not. For these reasons, frequent trading could pose the risk of lower returns for long-term shareholders of a fund.

Money market funds, such as the Fund, generally are not effective vehicles for market timing activity since these types of funds seek to maintain a constant net asset value of $1.00 per share.  In addition, the risks of frequent trading are not generally applicable to money market funds because money market funds are created as cash management vehicles, which accommodate frequent inflows and outflows of cash.  As a result, money market funds are managed to accommodate such cash flows, particularly when used as sweep vehicles, which generally eliminates the potential for disruptive trading.
18

Nonetheless, the Fund reserves the right to reject any purchase order for its shares for any reason and thus may exercise such right in the event it determines that a purchase order is disruptive to the Fund’s management or otherwise. The Fund’s procedures with respect to frequent purchases and redemptions of Fund shares by shareholders are thus limited to the Fund exercising its right to reject purchase orders it determines in its discretion to be disruptive.  The Fund may change its policies relating to frequent trading at any time without prior notice to shareholders.

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TAX CONSEQUENCES

Your Fund dividends and other distributions generally have tax consequences.

The following information is meant as a general summary for U.S. taxpayers.  Please see the Fund’s SAI for more information.  You should rely on your own tax advisor for advice about the particular U.S. federal, state, and local tax consequences to you of investing in the Fund.

The Fund generally will not be required to pay income tax on amounts it distributes to shareholders.  You will generally be taxed on the distributions that are credited to your account, regardless of whether you withdraw the distribution and even if the distribution is reinvested in shares of the Fund.

If the Fund designates a dividend as a capital gain distribution, you will pay tax on that dividend at the long-term capital gains tax rate, no matter how long you have held your Fund shares.

There may be tax consequences to you if you dispose of your Fund shares, for example, through redemption, exchange, or sale.  You will generally have a capital gain or loss from a disposition.  The amount of the gain or loss and the rate of tax will depend mainly upon how much you paid for the shares, how much you sold them for, and how long you held them.

Dividends will normally be reported to shareholders for tax reporting purposes on Form 1099-DIV.  The Fund’s policy is not to send that Form to any shareholder who has received less than $10.00 of dividends in a given year.  If applicable, the Fund will send you a tax report each year that will tell you which dividends must be treated as ordinary income and which (if any) are long-term capital gain.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the current rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the Internal Revenue Service (“IRS”) that you are subject to backup withholding.  Backup withholding is not an additional tax, but is a method in which the IRS ensures that it will collect taxes otherwise due.  Any amounts withheld may be credited against your U.S. federal income tax liability.

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FINANCIAL HIGHLIGHTS

The financial highlights table below is intended to help you understand the Fund’s financial performance for the past five years.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).  This information for the five years ended December 31, 2008 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the annual report.  The annual report is available at www.paypal.com.

		Year ended		Year ended		Year ended		Year ended		Year ended
		Dec. 31, 2008		Dec. 31, 2007		Dec. 31, 2006		Dec. 31, 2005		Dec. 31, 2004

Net asset value, beginning of year		$ 1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00
Income from investment operations:
Net investment income		0.03		0.05		0.05		0.03		0.01
Net realized and unrealized gain (loss)		(0.00)	(a)	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)
Total from investment operations		0.03		0.05		0.05		0.03		0.01
Less distributions from:
Net investment income		(0.03)		(0.05)		(0.05)		(0.03)		(0.01)
Total distributions		(0.03)		(0.05)		(0.05)		(0.03)		(0.01)
Net asset value, end of year		$ 1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00
Total return		2.61%		5.10%		4.88%		3.27%		1.37%
Ratios/Supplemental data:
Net assets, end of year (000s)		$ 688,126		$ 996,105		$ 836,326		$ 463,147		$ 221,052
Ratio of expenses to average net assets	(b)	0.36%	(c)	0.36%		0.33%		0.08%		0.08%
Ratio of expenses to average net assets prior to waived fees		1.11%	(c)	1.11%		1.11%		1.22%		1.93%
Ratio of net investment income to average net assets	(b)	2.65%	(c)	4.98%		4.81%		3.34%		1.37%
Ratio of net investment income (loss) to average net assets prior to waived fees	(b)	1.90%	(c)	4.23%		4.03%		2.20%		(0.48)%

(a)	Rounds to less than $0.01 or 0.01%.
(b)	These ratios include the Fund’s share of net expenses charged to the Money Market Master Portfolio.
(c)	These ratios include fees of 0.01% for the year ended December 31, 2008 related to U.S. Treasury’s Temporary Guarantee Program.

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More information about the Fund is contained in the SAI.  The SAI is incorporated into this Prospectus by reference (that means it is legally considered part of this Prospectus).  You may also learn more about the Fund’s investments by reading the Fund’s most recent annual or semi-annual report to shareholders.

You may obtain a copy of the SAI and the most recent annual or semi-annual report without charge by emailing customer service at service@paypal.com or by calling (888) 215-5506.  The most recent annual or semi-annual report is also available on the website at www.paypal.com.  Shareholders will be alerted by e-mail whenever a Prospectus amendment, annual or semi-annual report is available.  Shareholders may make inquiries to the Fund by e-mailing customer service at service@paypal.com or by calling (888) 215-5506.

The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI, other material incorporated into this Prospectus by reference, and other information about the Fund.  You can also copy and review this information at the SEC’s Public Reference Room in Washington, D.C., or you can obtain copies, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC Washington, D.C. 20549-0102 or by electronic request at the following e-mail address:  publicinfo@sec.gov.   You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-551-8090.

PayPal
P.O. Box 45950
Omaha, NE 68145-0950
(888) 215-5506
http://www.paypal.com

Investment Company Act file no.: 811-09381

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STATEMENT OF ADDITIONAL INFORMATION

PayPal Money Market Fund

April 30, 2009

This Statement of Additional Information (“SAI”) is not a prospectus.  It should be read together with the Prospectus for the PayPal Money Market Fund, (the “Fund”), dated April 30, 2009 (as amended or supplemented from time to time).

To obtain a copy of the Fund’s Prospectus and the Fund’s most recent report to shareholders free of charge, please access our Website online at www.paypal.com.  The Fund is for on-line investors that are customers of PayPal, Inc. (“PayPal”). Only investors who consent to receive all information about the Fund electronically may invest in the Fund.

TABLE OF CONTENTS

Page

HISTORY OF THE FUND	1
THE FUND	1
INVESTMENT STRATEGIES AND RISKS	1
FUND POLICIES	13
MASTER PORTFOLIO POLICIES	15
INVESTMENT MANAGEMENT	21
MASTER PORTFOLIO BROKERAGE ALLOCATION	24
ORGANIZATION, DIVIDEND AND VOTING RIGHTS	25
SHAREHOLDER INFORMATION	26
PROXY VOTING	27
DISCLOSURE OF PORTFOLIO HOLDINGS	27
TAXATION	28
MASTER PORTFOLIO ORGANIZATION	30
FINANCIAL STATEMENTS	32

i

HISTORY OF THE FUND

The PayPal Money Market Fund (the “Fund”) is a diversified series of PayPal Funds (the “Trust”).  The Trust is organized as a Delaware statutory trust and was formed on June 3, 1999.

THE FUND

The Fund is classified as a diversified open-end, management investment company.

Investment Objective

As its investment objective, the Fund seeks to provide shareholders with a high level of current income, consistent with stability of capital and liquidity.  The Fund seeks to achieve this investment objective by investing all of its assets in the Money Market Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”), which, in turn, invests its assets in U.S. dollar-denominated, high-quality money market instruments with remaining maturities of 397 calendar days or less, and a dollar-weighted average portfolio maturity of 90 days or less, from date of acquisition.

The investment objective of the Fund is non-fundamental, and, therefore, a shareholder vote is not required for the Fund to change its investment objective.

Master Portfolio. MIP is an open-end management investment company organized as a Delaware statutory trust.  The policy of the Fund to invest all of its assets in a Master Portfolio of MIP is not a fundamental policy of the Fund and a shareholder vote is not required for the Fund to withdraw its investment from the Master Portfolio.

INVESTMENT STRATEGIES AND RISKS

Because the Fund invests all its assets in the Master Portfolio, the investment characteristics and investment risks of the Fund correspond to those of the Master Portfolio.  The assets of the Master Portfolio consist of obligations maturing within 397 calendar days from the date of acquisition (as determined in accordance with the regulations of the Securities and Exchange Commission (the “SEC”)), and the dollar-weighted average portfolio maturity of the Master Portfolio may not exceed 90 days.  The securities in which the Master Portfolio may invest may not yield as high a level of current income as may be achieved from securities with less liquidity and less safety.

The following information supplements the discussion in the Fund’s Prospectus of the principal investment strategies, policies and risks that pertain to the Master Portfolio and, accordingly, to the Fund. In addition to discussing the principal risks of investing in the Master Portfolio and the Fund, this section also describes the non-principal risks of such investments.  These investment strategies and policies may be changed without shareholder approval, unless otherwise noted.

Asset-Backed and Commercial Mortgage-Backed Securities.  The Master Portfolio may invest in asset-backed and commercial mortgaged-backed securities.  Asset-backed securities are securities backed by installment contracts, credit card receivables or other assets.  Commercial mortgage-backed securities are securities backed by commercial real estate properties.  Both asset-backed and commercial mortgage-backed securities represent interests in “pools” of assets in which payments of both interest and principal on the securities are made on a regular basis.  The payments are, in effect, “passed through” to the holder of the securities (net of any fees paid to the issuer or guarantor of the securities).  The average life of asset-backed and commercial mortgage-backed securities varies with the maturities of the underlying instruments and, as a result of prepayments, can often be less than the original maturity of the assets underlying the securities.  For this and other reasons, an asset-backed and commercial mortgage-backed security’s stated maturity may be shortened, and the security’s total return may be difficult to predict precisely.  The Master Portfolio may invest in such securities up to the limits prescribed by Rule 2a-7 and other provisions of the Investment Company Act of 1940, as amended (“1940 Act”).  Changes in liquidity of these securities may result in significant, rapid and unpredictable changes in prices for these securities. Also see “Mortgage Pass-Through Securities” and “Mortgage Securities.”

Asset-Backed Commercial Paper. The Master Portfolio may also invest in asset-backed commercial paper.  Asset-backed commercial paper is a type of securitized commercial paper product used to fund purchases of financial assets by special purpose finance companies called conduits.  The financial assets may include assets such as pools of trade receivables, car loans and leases, and credit card receivables, among others.  Asset-backed commercial paper is typically tracked and rated by one or more credit rating agencies.  Some asset-backed commercial paper programs maintain a back-up liquidity facility provided by a major bank, which is intended to be used if the issuer is unable to issue new asset-backed commercial paper.

Bank Obligations.  The Master Portfolio may invest in bank obligations, including certificates of deposit (“CDs”), time deposits (“TDs”), bankers’ acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, domestic branches of foreign banks, domestic savings and loan associations, and other banking institutions.  Certain bank obligations may benefit from existing or future governmental debt guarantee programs.

CDs are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

TDs are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. TDs that may be held by the Master Portfolio will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation (“FDIC”).

Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the FDIC. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join.  In addition, state banks whose CDs may be purchased by the Master Portfolio are insured by the FDIC (although such insurance may not be of material benefit to the Master Portfolio, depending on the principal amount of the CDs of each bank held by the Master Portfolio) and are subject to federal examination and to a substantial body of federal law and regulation.  As a result of federal or state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by the Master Portfolio generally are required, among other things, to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower and are subject to other regulations designed to promote financial soundness.  However, not all of such laws and regulations apply to the foreign branches of domestic banks.

Obligations of foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as CDs and TDs, may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and/or governmental regulation.  Such obligations are subject to different risks than are those of domestic banks.  These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on amounts realized on the obligations.  These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements.  In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by federal or state regulation as well as governmental action in the country in which the foreign bank has its head office.  A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

In addition, federal branches licensed by the Comptroller of the Currency and branches licensed by certain states may be required to (1) pledge to the appropriate regulatory authority, by depositing assets with a designated bank within the relevant state, a certain percentage of their assets as fixed from time to time by such regulatory authority, and (2) maintain assets within the relevant state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state.

Commercial Paper and Short-Term Corporate Debt Instruments.  The Master Portfolio may invest in commercial paper (including variable amount master demand notes), which consists of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs.  Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.  Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes.  The investment adviser to the Master Portfolio monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

The Master Portfolio also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than 13 months remaining to maturity at the date of settlement.  The Master Portfolio will invest only in such corporate bonds and debentures that its investment adviser deems appropriate, in accordance with Rule 2a-7 under the 1940 Act.  Subsequent to its purchase by the Master Portfolio, an issuer of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Master Portfolio.  The investment adviser to the Master Portfolio will consider such an event in determining whether the Master Portfolio should continue to hold the obligation.  To the extent the Master Portfolio continues to hold such obligations, it may be subject to additional risk of default.

Floating-Rate and Variable-Rate Obligations.  The Master Portfolio may purchase debt instruments with interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes.  The floating-rate and variable-rate instruments that the Master Portfolio may purchase include certificates of participation in such instruments.  The interest rate adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments.  Floating-rate and variable-rate instruments are subject to interest rate risk and credit risk.

The Master Portfolio may purchase floating-rate and variable-rate obligations.  The Master Portfolio may purchase floating-rate and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 calendar days.  Variable-rate demand notes include master demand notes that are obligations that permit the Master Portfolio to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Master Portfolio, as lender, and the borrower.  The interest rates on these notes fluctuate from time to time.  The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations.  The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted automatically each time such rate is adjusted.  The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals.  Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

These obligations are direct lending arrangements between the lender and borrower. There may not be an established secondary market for these obligations, although they are redeemable at face value.  Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Master Portfolio’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.  Such obligations frequently are not rated by credit rating agencies, and the Master Portfolio may invest in obligations that are not so rated only if its investment adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Master Portfolio may invest. The Master Portfolio’s investment adviser considers on an ongoing basis the creditworthiness of the issuers of the floating-rate and variable-rate demand obligations in the Master Portfolio’s portfolio.

Non-U.S. Obligations.  The Master Portfolio may invest in certain securities of non-U.S. issuers.  Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. issuers.  These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or potentially confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, potential restrictions of the flow of international capital and transaction costs of foreign currency conversions.  Foreign issuers may be subject to less governmental regulation than U.S. issuers.  Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy with respect to growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

The Master Portfolio may invest in U.S. dollar-denominated short-term obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by Barclays Global Fund Advisors (“BGFA”) to be of comparable quality to the other obligations in which the Master Portfolio may invest.  The Master Portfolio may also invest in debt obligations of supranational entities.  Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies.  Examples include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank and the InterAmerican Development Bank.  The percentage of the Master Portfolio’s assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions.  The Master Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time.  Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date.  Although the Master Portfolio will generally purchase securities with the intention of acquiring them, the Master Portfolio may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by BGFA, the Master Portfolio’s investment adviser.

When-issued securities are subject to market fluctuation, and no income accrues to the purchaser during the period before the securities are paid for and delivered on the settlement date.  The purchase price and the interest rate that will be received on debt securities are fixed at the time the purchaser enters into the commitment.

Securities purchased on a when-issued or forward commitment basis may expose the Master Portfolio to risk because they may experience fluctuations in value prior to their actual delivery.  Purchasing a security on a when-issued basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery.

Funding Agreements.  The Master Portfolio may invest in short-term funding agreements.  A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser.  Funding agreements will also guarantee the return of principal and may guarantee a stream of payments over time.  A funding agreement has a fixed maturity and may have either a fixed-, variable- or floating- interest rate that is based on an index and guaranteed for a fixed time period.  The Master Portfolio will purchase short-term funding agreements only from banks and insurance companies.  The Master Portfolio may also purchase Guaranteed Investment Contracts.

The secondary market, if any, for these funding agreements is limited. Thus, such investments purchased by the Master Portfolio may be treated as illiquid.  If a funding agreement is determined to be illiquid it will be valued at its fair market value as determined by procedures approved by MIP’s Board of Trustees (the “MIP Board”).  Valuation of illiquid indebtedness involves a greater degree of judgment in determining the value of the Master Portfolio’s assets than if the value were based on available market quotations.

Illiquid Securities.  The Master Portfolio may invest in securities as to which a liquid trading market does not exist, provided such investments are consistent with its investment objective. Such securities may include securities that are not readily marketable, such as privately issued securities and other securities that are subject to legal or contractual restrictions on resale, floating-rate and variable-rate demand obligations as to which the Master Portfolio cannot exercise a demand feature on not more than seven days’ notice and as to which there is no secondary market and repurchase agreements providing for settlement more than seven days after notice.

Investment Company Securities.  The Master Portfolio may invest in shares of open-end investment companies, including investment companies that are affiliated with the Master Portfolio and its investment adviser, that invest exclusively in high-quality short-term securities to the extent permitted under the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder; provided, however, that the Master Portfolio, if it has knowledge that its beneficial interests are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act, will not acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.  The Master Portfolio may also purchase shares of exchange listed closed-end funds, to the extent permitted under the 1940 Act.  Under the 1940 Act, the Master Portfolio’s investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Master Portfolio’s total assets with respect to any one investment company, and (iii) 10% of the Master Portfolio’s total assets with respect to investment companies in the aggregate. To the extent allowed by law or regulation, the Master Portfolio may invest its assets in securities of investment companies that are money market funds, including those advised by BGFA or otherwise affiliated with BGFA, in excess of the limits discussed above.

Letters of Credit.  Certain debt obligations, certificates of participation, commercial paper and other short-term obligations, which the Master Portfolio is permitted to purchase, may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer.  Letter of credit-backed investments must, in the opinion of the Master Portfolio’s investment adviser, be of investment quality comparable to other permitted investments of the Master Portfolio.

Loan Participation Agreements.  The Master Portfolio may purchase interests in loan participations that typically represent direct participation in a loan to a corporate borrower, and generally are offered by an intermediary bank or other financial institution or lending syndicate.  Under these loan participation arrangements, the Master Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled from the bank selling the loan participation upon receipt by the bank of the payments from the borrower.  The borrower in the underlying loan will be deemed to be the issuer of the participation interest except to the extent the Master Portfolio derives its rights from the intermediary bank that sold the loan participation.  Such loans must be to issuers in whose obligations the Master Portfolio may invest.

Because the bank issuing the loan participation does not guarantee the participation in any way, the participation is subject to the credit risks associated with the underlying corporate borrower.  In addition, it may be necessary, under the terms of the loan participation, for the Master Portfolio to assert its rights against the underlying corporate borrower, in the event that the underlying corporate borrower should fail to pay principal and interest when due.  Thus, the Master Portfolio could be subject to delays, expenses, and risks, which are greater than those that would have been involved if the Master Portfolio had purchased a direct obligation of the borrower.  Moreover, under the terms of the loan participation, the Master Portfolio may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower), so that the Master Portfolio also may be subject to the risk that the issuing bank may become insolvent.  Further, in the event of the bankruptcy or insolvency of the corporate borrower, the loan participation might be subject to certain defenses that can be asserted by the borrower as a result of improper conduct by the issuing bank.

The secondary market, if any, for these loan participation interests is limited; thus, such participations purchased by the Master Portfolio may be treated as illiquid.  If a loan participation is determined to be illiquid it will be valued at its fair market value as determined by procedures approved by the MIP Board.  Valuation of illiquid indebtedness involves a greater degree of judgment in determining the value of the Master Portfolio’s assets than if the value were based on available market quotations.

Loans of Portfolio Securities.  The Master Portfolio may lend its securities to certain creditworthy borrowers, including borrowers affiliated with BGFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned plus any accrued interest.  The Master Portfolio may terminate a loan at any time and obtain the return of the securities loaned. The Master Portfolio is entitled to receive the value of any interest or cash or non-cash distributions paid on the loaned securities.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral.  The Master Portfolio is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower.  In the case of collateral other than cash, the Master Portfolio is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities.  Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of the lending Master Portfolio or through one or more joint accounts or money market funds, including those managed by BGFA.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Master Portfolio has agreed to pay a borrower) and credit, legal, counterparty and market risk. In the event a borrower does not return the Master Portfolio’s securities as agreed, the Master Portfolio may experience losses if the proceeds received from liquidating the collateral does not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

The Master Portfolio may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to a securities lending agent who administers the lending program in accordance with guidelines approved by the MIP Board.  Barclays Global Investors, N.A. (“BGI”), the parent company of BGFA, acts as securities lending agent for the Master Portfolio, subject to the overall supervision of BGFA.  BGI receives a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

Medium-Term Notes.  The Master Portfolio may invest in medium-term notes that have remaining maturities that are consistent with the conditions of Rule 2a-7.  Medium-term notes are a form of corporate debt financing.  They are often issued on a regular or continuous basis without the requirement to produce a new set of legal documentation at the time of each issuance.  Medium term notes have maturities that range widely based on the needs of the issuer; although they most often mature between 9 months and 10 years, they may have longer maturities.

Mortgage Pass-Through Securities.  The Master Portfolio may invest in mortgage pass-through securities, which are a category of pass-through securities backed by pools of mortgages and issued by one of several U.S. government entities or U.S. government-sponsored enterprises, including the Government National Mortgage Association (Ginnie Mae), Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation.  In the basic mortgage pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a “pool” consisting of multiple mortgage loans.  The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities.  The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans.

Mortgage securities issued by non-government entities may be subject to greater credit risk than those issued by government entities.  The performance of privately-issued mortgage securities may depend on the integrity and competence of the institutions that originate the underlying mortgages, yet investors in these mortgage securities may have only limited access to information enabling investors to evaluate the practices of these mortgage originators.  In order to prevent defaults by troubled mortgage borrowers, the sponsors of mortgage securities may have to renegotiate and investors in mortgage securities may have to accept less favorable interest rates or other terms on the mortgages underlying these securities.  Unanticipated mortgage defaults or renegotiations of mortgage terms are likely to depress the prices of related mortgage securities.  Although mortgage securities may be supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.  Guarantees, insurance and other forms of credit enhancement supporting mortgage securities may also be insufficient to cover all losses on underlying mortgages if mortgage borrowers default at a greater than expected rate.

The Fund may, to the extent permitted by Rule 2a-7 under the 1940 Act, invest in mortgage securities issued by private non-government entities.  Mortgage securities issued by non-government entities may be subject to greater credit risk than those issued by government entities.  The performance of privately-issued mortgage securities may depend on the integrity and competence of the institutions that originate the underlying mortgages, yet investors in these mortgage securities may have only limited access to information enabling investors to evaluate the practices of these mortgage originators.

In order to prevent defaults by troubled mortgage borrowers, the sponsors of mortgage securities may have to renegotiate and investors in mortgage securities may have to accept less favorable interest rates or other terms on the mortgages underlying these securities.  Unanticipated mortgage defaults or renegotiations of mortgage terms are likely to depress the prices of related mortgage securities.  Should the government adopt new laws providing mortgage borrowers with additional rights to renegotiate interest rates, alter terms, obtain orders to modify their mortgage terms through the bankruptcy courts, or otherwise allow borrowers to modify or restructure existing mortgages, this may negatively impact mortgage securities.  Although mortgage securities may be supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.  Guarantees, insurance and other forms of credit enhancement supporting mortgage securities may also be insufficient to cover all losses on underlying mortgages if mortgage borrowers default at a greater than expected rate.  Non-government mortgage securities may be subject to greater price changes than government issues.

An investment in a specific pool of pass-through securities requires an analysis of the specific prepayment risk of mortgages within the covered pool (since mortgagors typically have the option to prepay their loans). The level of prepayments on a pool of mortgage securities is difficult to predict and can impact the subsequent cash flows and value of the mortgage pool. In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction. These factors combine to make trading in mortgage pools somewhat cumbersome. For these and other reasons, the Fund may obtain exposure to U.S. agency mortgage pass-through securities primarily through the use of “to-be-announced” or “TBA transactions.” “TBA” refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities, and not to a separate type of mortgage-backed security. Most transactions in mortgage pass-through securities occur through the use of TBA transactions. TBA transactions generally are conducted in accordance with widely-accepted guidelines that establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, par amount, and price. The actual pools delivered generally are determined two days prior to the settlement date. The Fund may use TBA transactions in several ways. For example, the Fund may regularly enter into TBA agreements and “roll over” such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is sometimes known as a “TBA roll.” In a “TBA roll,” the Fund generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities. In addition, the Fund may enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of mortgage pass-through securities stipulated in the TBA agreement. Default by or bankruptcy of a counterparty to a TBA transaction would expose the Fund to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. To minimize this risk, the Fund will enter into TBA transactions only with established counterparties (such as major broker-dealers) and BGFA will monitor the creditworthiness of such counterparties. The use of “TBA rolls” may cause the Fund to experience higher portfolio turnover and to pay higher capital gain distributions, which may result in larger amounts of short-term capital gains allocable to shareholders.

Mortgage Securities.  The Master Portfolio may invest in mortgage securities. Mortgage securities are issued by government and non-government entities such as banks, mortgage lenders, or other institutions.  A mortgage security is an obligation of the issuer that is backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages.  Some mortgage securities, such as collateralized mortgage obligations (CMOS), make payments of both principal and interest at a range of specified intervals; others make semi-annual interest payments at a pre-determined rate and repay principal at maturity (like a typical bond).  Mortgage securities are based on different types of mortgages, including those on commercial real estate or residential properties.  Stripped mortgage securities are created when the interest and principal components of a mortgage security are separated and sold as individual securities. In the case of a stripped mortgage security, the holder of the “principal-only” security (PO) receives the principal payments made by the underlying mortgage, while the holder of the “interest-only” security (IO) receives interest payments from the same underlying mortgage.

The value of mortgage securities may change due to shifts in the market’s perception of the creditworthiness of issuers and changes in interest rates or liquidity. The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Mortgage securities issued by non-government entities may be subject to greater credit risk than those issued by government entities. The performance of privately-issued mortgage securities may depend on the integrity and competence of the institutions that originate the underlying mortgages, yet investors in these mortgage securities may have only limited access to information required to evaluate the practices of these mortgage originators. In order to prevent defaults by troubled mortgage borrowers, the sponsors of mortgage securities may have to renegotiate and investors in mortgage a securities may have to accept less favorable interest rates or other terms on the mortgages underlying these securities.  Unanticipated mortgage defaults or renegotiations of mortgage terms are likely to depress the prices of related mortgage securities. Although mortgage securities may be supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations. Guarantees, insurance and other forms of credit enhancement supporting mortgage securities may also be insufficient to cover all losses on underlying mortgages if mortgage borrowers default at a greater than expected rate.

Non-government mortgage securities may be subject to greater price changes than government issues. Mortgage securities are subject to prepayment risk. Prepayment risk is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing the investor to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security’s effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage securities. In addition, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Municipal Securities.  The Master Portfolio may invest in municipal securities.  Municipal securities are generally issued by states and local governments and their agencies, authorities and other instrumentalities.  Municipal bonds are subject to interest rate, credit and market risk.  The ability of a municipal security issuer to make payments on that security could be affected by litigation, legislation or other political events or the bankruptcy of the issuer.  Lower-rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds.  Municipal securities in which the Master Portfolio may invest include, but are not limited to, municipal lease obligations and securities issued by entities whose underlying assets are municipal bonds.  There is no guarantee that income from municipal securities will be exempt from U.S. federal and state taxes.  Changes in U.S. federal or state tax treatment of municipal securities may make municipal securities less attractive as investments or cause them to lose value.

The Master Portfolio will invest in “high-quality” (as that term is defined in Rule 2a-7 of the 1940 Act) long-term municipal bonds, municipal notes and short-term commercial paper, with remaining maturities not exceeding 397 calendar days.

Participation Interests.  The Master Portfolio may invest in participation interests in any type of security in which the Master Portfolio may invest.  A participation interest gives the Master Portfolio an undivided interest in the underlying securities in the proportion that the Master Portfolio’s participation interest bears to the total principal amount of the underlying securities.

Repurchase Agreements.  The Master Portfolio may enter into repurchase agreements with certain counterparties.  Repurchase agreements involve an agreement to purchase financial instruments and to resell those instruments back to the same counterparty at an agreed-upon date and price, which price reflects a rate of interest unrelated to a coupon rate or maturity of the purchased instruments.  The value of the instruments purchased may be more or less than the price at which the counterparty has agreed to repurchase them.  As protection against the risk that the counterparty will not fulfill its obligation, the instruments are marked-to-market daily and are maintained at a value at least equal to the sale price plus the accrued incremental amount.  Delays or losses could result if the counterparty to the repurchase agreement defaults or becomes insolvent.  The Master Portfolio will only engage in repurchase agreements with counterparties whose creditworthiness has been reviewed and found satisfactory by BGFA.

Restricted Securities.  Restricted securities are subject to legal restrictions on their sale. Difficulty in selling restricted securities may result in a loss or be costly to the Master Portfolio. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended, or in a registered public offering. Where registration is required, the restricted security’s holder may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time the holder decides to seek registration and the time the holder may be permitted to sell a security under an effective registration statement. If, during that period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

U.S. Government Obligations.  The Master Portfolio may invest in U.S. government obligations, including securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities.  Payment of principal and interest on U.S. government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and Ginnie Mae certificate), or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with Fannie Mae notes).  In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned.  There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.  As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease.  Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

U.S. Treasury Obligations.  U.S. Treasury obligations are direct obligations of the U.S. government that are backed by the full faith and credit of the United States.  U.S. Treasury obligations include, among other things, U.S. Treasury bills, notes, bonds, and the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities Program.

Unrated, Downgraded and Below Investment Grade Investments.  The Master Portfolio may purchase instruments that are not rated if, in the opinion of its investment adviser, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by the Master Portfolio and if such instruments are purchased in accordance with the Master Portfolio’s procedures in accordance with Rule 2a-7 of the 1940 Act.  Such procedures require approval or ratification by the MIP Board of the purchase of unrated securities. After purchase by the Master Portfolio, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Master Portfolio.  Neither event will require a sale of such security by the Master Portfolio provided that when a security ceases to be rated, the investment adviser for the Master Portfolio determines that such security presents minimal credit risks and provided further that, when a security is downgraded below the eligible quality for investment or no longer presents minimal credit risks, the Master Portfolio’s investment adviser finds that the sale of such security would not be in the Master Portfolio’s best interests.

To the extent the ratings given by nationally recognized statistical ratings organization may change as a result of changes in such organizations or their rating systems, the Master Portfolio will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in this SAI.

FUND POLICIES

Fundamental Investment Restrictions of the Fund

The following are the Fund’s fundamental investment restrictions and cannot be changed without shareholder approval, which would require a vote of a majority of the outstanding shares of the Fund, as set forth in the 1940 Act.

Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in the Fund’s assets (i.e., due to cash inflows or redemptions) or in market value of the investment or the Fund’s assets will not constitute a violation of that restriction.

The Fund may not:

1.
purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund’s investments in that industry would equal or exceed 25% of the current value of the Fund’s total assets, provided that this restriction does not limit the Fund’s: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. government securities, and provided further that the Fund reserves the right to concentrate in the obligations of domestic banks (as such term is interpreted by the SEC or its staff).

2.
purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

3.
purchase or sell commodities, provided that: (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

4.
underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund’s investment program may be deemed to be an underwriting; and provided further, that the purchase by the Fund of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as Fund shall not constitute an underwriting for purposes of this paragraph.

5.	borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder.

6.
purchase the securities of any issuer if, as a result, with respect to 75% of the Fund’s total assets, more than 5% of the value of its total assets would be invested in the securities of such issuer or the Fund’s ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit the Fund’s cash or cash items, investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or investments in securities of other investment companies.

7.
make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained by the Fund thereunder.  For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.

With respect to paragraph 1, the Fund looks through to the investment of the Master Portfolio to determine the Fund’s concentration in accordance with this investment policy.  The phrase “principal business activity” used in the restriction refers to an issuer’s primary economic activity as determined by Bloomberg L.P., which assigns industry classifications to issuers of securities.

With respect to paragraph 5, the 1940 Act currently allows the Fund to borrow up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made.  Under the 1940 Act, the Fund may borrow from a bank, provided that immediately after any such borrowings there is an asset coverage of at least 300% for all borrowings.  In the event that such asset coverage falls below 300%, the Fund must, within three days (not including Sundays and holidays) or such longer period as the SEC may allow, reduce the amount of its borrowings to an extent that the asset coverage is at least 300%.

With respect to paragraph 7, the 1940 Act and regulatory interpretations currently limit the percentage of the Fund’s securities that may be loaned to one-third of its total assets.

Non-Fundamental Investment Restrictions of the Fund

The following are the Fund’s non-fundamental operating restrictions, which may be changed by the Trust’s Board of Trustees (the “Board”) without shareholder approval.

1.
The Fund may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder.  Under the 1940 Act, the Fund’s investment in such securities currently is limited, subject to certain exceptions, to (i) 3% of the total voting stock of any one investment company; (ii) 5% of the Fund’s total assets with respect to any one investment company; and (iii) 10% of the Fund’s total assets in the aggregate.  Other investment companies in which the Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees that would be in addition to those charged by the Fund.

2.
The Fund may not invest more than 10% of its net assets in illiquid securities.  For this purpose, illiquid securities include, among others, (i) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (ii) fixed TDs that are subject to withdrawal penalties and that have maturities of more than seven days, and (iii) repurchase agreements not terminable within seven days.

3.
The Fund may lend securities from its portfolio to brokers, dealers, and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Fund’s total assets.  Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily.  The Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year.

MASTER PORTFOLIO POLICIES

Fundamental Investment Restrictions

The Master Portfolio may not:

1.
purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Master Portfolio’s investments in that industry would equal or exceed 25% of the current value of the Master Portfolio’s total assets, provided that this restriction does not limit the Master Portfolio’s: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. government securities, and provided further that the Master Portfolio reserves the right to concentrate in the obligations of domestic banks (as such term is interpreted by the SEC or its staff).

2.
purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Master Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

3.
purchase or sell commodities, provided that: (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

4.
underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Master Portfolio’s investment program may be deemed to be an underwriting; and provided further, that the purchase by the Master Portfolio of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Master Portfolio shall not constitute an underwriting for purposes of this paragraph.

5.	borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder.

6.
purchase the securities of any issuer if, as a result, with respect to 75% of the Master Portfolio’s total assets, more than 5% of the value of its total assets would be invested in the securities of such issuer or the Master Portfolio’s ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit the Master Portfolio’s cash or cash items, investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or investments in securities of other investment companies.

7.
make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder.  For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.

With respect to paragraph 5, the 1940 Act currently allows the Master Portfolio to borrow up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made.  With respect to paragraph 7, the 1940 Act and regulatory interpretations currently limit the percentage of the Master Portfolio’s securities that may be loaned to one-third of the value of its total assets.

Master Portfolio: Non-Fundamental Investment Restrictions.  The Master Portfolio is subject to the following investment restrictions, all of which are non-fundamental policies.

As a matter of non-fundamental policy:

1.
The Master Portfolio may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act including the rules, regulations and exemptive orders obtained thereunder; provided, however, that the Master Portfolio, if it has knowledge that its beneficial interests are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act, will not acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.  Other investment companies in which the Master Portfolio invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Master Portfolio.

2.
The Master Portfolio may not invest more than 10% of its net assets in illiquid securities.  For this purpose, illiquid securities include, among others, (i) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (ii) fixed TDs that are subject to withdrawal penalties and that have maturities of more than seven days, and (iii) repurchase agreements not terminable within seven days.

3.
The Master Portfolio may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Master Portfolio’s total assets.  Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily.  The Master Portfolio will not enter into any portfolio security lending arrangement having a duration of longer than one year.

4.	The Master Portfolio may not purchase interests, leases or limited partnership interests in oil, gas or other mineral exploration or development programs.

5.
The Master Portfolio may not write, purchase or sell puts, calls, straddles, spreads, warrants, options or any combination thereof, except that the Master Portfolio may purchase securities with put rights in order to maintain liquidity.

6.
The Master Portfolio may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions and except for margin payments in connection with options, futures and options on futures) or make short sales of securities.

7.
The Master Portfolio may not make investments for the purpose of exercising control or management; provided that the Master Portfolio may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Master Portfolio, without regard to the limitations set forth in this paragraph.

TRUSTEES AND OFFICERS

The management and affairs of the Fund are supervised by the Board.  The Trustees and officers of the Trust, their years of birth, their principal occupations during the past five years (their titles may have varied during that period) and other directorships they hold, and the number of investment companies managed by PayPal they oversee are set forth below.  Unless otherwise noted, the address of each officer is c/o PayPal, Inc., 2211 North First Street, San Jose, CA 95131. Each officer holds office for his or her lifetime unless that individual resigns, retires or is otherwise removed or replaced.

Disinterested Trustees1

Name, (Year of Birth) and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years; Other Directorships Held by Trustee

Kevin T. Hamilton (1961) Rice Hall James & Associates 600 W. Broadway, Suite 1000 San Diego, CA 92101	Trustee and Chairman	Since 1999 and 2004, respectively	One	President, Rice Hall James & Associates (investment advisor) (2002 – present).

Richard D. Kernan (1945) Acacia Pacific Holdings, Inc. 50 California Street San Francisco, CA 94111	Trustee [2]	Since 2002	One	Chief Financial Officer, Acacia Pacific Holdings, Inc. (private insurance services company) (2003-2007).

John P. McGonigle (1955)	Trustee	Since 2008	One
Vice President, Senior Vice President, and Executive Vice President of Charles Schwab & Co., Inc. (registered broker-dealer) (1989-2006); Member of Board of Charles Schwab International Holdings (1999-2006).

____________________________________
1 Disinterested Trustees are those Trustees who are not “interested persons” of the Trust as defined in the 1940 Act.
2 Mr. Kernan served as an Advisory Trustee from January 2001 through August 2002.

Interested Trustee1

Name, (Year of Birth) and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years; Other Directorships Held by Trustee

John T. Story [2] (1940) c/o PayPal, Inc. 2211 North First Street San Jose, CA 95131	Trustee	Since 1999	One	Director of Finance, PayPal, Inc. (since 2003); Executive Vice President, PayPal, Inc. (1999-2003).
______________________
[1]	Interested Trustees are those Trustees who are “interested persons” of the Trust as defined in the 1940 Act.
[2]	Mr. Story is deemed to be an “interested” Trustee of the Trust because of his affiliation with PayPal, Inc., the parent company of PayPal Asset Management, Inc., the Fund’s investment adviser.

Principal Officers

Name, (Year of Birth) and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years; Other Directorships Held

John T. Story (1940)	President	Since 2000	See Interested Trustee table.

Omar Paz (1970)	Treasurer and Chief Financial Officer	Since 2008
Assistant Treasurer and Director of Global Investments, eBay, Inc. and PayPal, Inc. (since 2007); Principal, Corporate Cash Management Group of Piper Jaffray & Co. (2006-2007); Senior Vice President, Institutional Fixed Income Group of Citigroup Global Markets Inc (2002-2006).

John Muller (1961)	Secretary and Chief Compliance Officer	Since 2001and 2009, respectively	General Counsel, PayPal, Inc. (since 2000); Chairman and Director, PayPal Asset Management, Inc. (since 2001); Interim Chief Compliance Officer of the Trust (2006-2009).

The Trust has a standing Audit Committee, which is comprised entirely of the Disinterested Trustees.  Currently, the members of the Audit Committee are Mr. Kernan, Mr. Hamilton and Mr. McGonigle.  The Audit Committee is responsible for, among other things: recommending the selection, retention, compensation or termination of the independent registered public accounting firm; reviewing with the independent registered public accounting firm the scope and results of the annual audit; discussing with Trust management the performance of the independent registered public accounting firm and their recommendation with respect to the reasonableness of the independent registered public accounting firm’s fees; reviewing the Fund’s annual report to shareholders and any significant underlying accounting policies; reviewing with the Fund’s independent registered public accounting firm the adequacy and effectiveness of relevant internal controls and procedures and the quality of the staff implementing such controls and procedures; reporting to the full Board on a regular basis; and making recommendations as it deems necessary or appropriate.  During the fiscal year ended December 31, 2008, the Audit Committee held two meetings.

The following table shows the Trustees’ ownership of the Fund as of December 31, 2008.  The family of investment companies referred to in the table is comprised only of the Fund.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies

Disinterested Trustees

Richard D. Kernan	None	None
Kevin T. Hamilton	None	None
John P. McGonigle	None	None

Interested Trustee

John T. Story	None	None

As of April 1, 2009, none of the Disinterested Trustees (or their immediate family members) held an ownership interest in PayPal Asset Management, Inc., the Fund’s investment adviser, PayPal, or eBay Inc. (“eBay”).

As of April 1, 2009, all Trustees and officers as a group owned less than 1% of the outstanding shares of the Fund.

Compensation Table

The Trust pays Disinterested Trustees an annual retainer equal to $4,000 plus a fee of $1,000 per Board meeting attended for the Fund or committee meeting attended on a date no Board meeting is held.  In addition, the Trust reimburses each of the Disinterested Trustees for travel and other expenses incurred in connection with attendance at such meetings.  Other officers and Trustees of the Trust receive no compensation or expense reimbursement from the Trust.  The following table shows each Disinterested Trustee’s compensation for the fiscal year ended December 31, 2008:

Name of Person	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Trust Paid to Trustees
Kevin T. Hamilton	$8,000	None	None	$8,000
Richard D. Kernan	$8,000	None	None	$8,000
John P. McGonigle†	$6,000	None	None	$6,000
_________________________
† Mr. McGonigle joined the Board effective May 13, 2008.

Control Persons and Principal Holders of Securities

A shareholder that owns 25% or more of the Fund’s voting securities is in control of the Fund on matters submitted to a vote of shareholders.  As of April 1, 2009, to the knowledge of the Fund, no persons or entities held 5% or more of the Fund.

INVESTMENT MANAGEMENT

Investment Adviser.  Under an Investment Advisory Agreement (the “Advisory Agreement”) with the Trust, PayPal Asset Management, Inc. (the “Adviser”) provides investment advisory services to the Fund.  The Adviser is a wholly-owned subsidiary of PayPal, a Delaware corporation (which, in turn, is a wholly-owned subsidiary of eBay, a Delaware corporation).

Subject to general supervision of the Trust’s Board and in accordance with the investment objective, policies and restrictions of the Fund, the Adviser provides the Fund with ongoing investment guidance, policy direction and monitoring of the Master Portfolio.  The Adviser may in the future manage cash and money market instruments for cash flow purposes. The Adviser also provides or arranges for administration, transfer agency, custody and all other services necessary for the Fund to operate.  The Adviser was formed in November 1999. As of February 28, 2009, it had over $627.2 million in assets under management.  The Fund pays the Adviser an investment advisory fee at an annual rate equal to 1.00% of the Fund’s average daily net assets.

The Adviser has voluntarily agreed to limit the Fund’s net operating expenses to an annual rate of 0.35%, excluding the fees and expenses of the Disinterested Trustees (and their independent legal counsel, if any), the compensation of the Chief Compliance Officer, the Fund’s portion of the trustees and officers/errors and omissions liability insurance premium, the Fund’s share of the premiums for the U.S. Treasury Temporary Guarantee Program for money market mutual funds, and extraordinary expenses.  With the prior approval of the Board, the Adviser may terminate or modify this voluntary waiver at any time.

For the fiscal years shown below, the Fund paid the following amounts as investment advisory fees:

Fiscal Year Ended	Gross	Waivers/Reimbursement	Net

12/31/06	$6,770,186	$5,135,015	$1,635,171
12/31/07	$9,361,154	$6,739,845	$2,621,309
12/31/08	$8,787,429	$6,326,949	$2,640,480

The Master Portfolio’s Investment Adviser.  The Master Portfolio’s investment adviser is BGFA.  BGFA is a direct subsidiary of BGI, which, in turn, is a majority-owned subsidiary of Barclays Bank PLC (“Barclays”), and is located at 400 Howard Street, San Francisco, California 94105. BFGA has provided asset management, administration and advisory services for over 30 years. As of February 28, 2009, BGFA and its affiliates provided investment advisory services for assets in excess of $1.36 trillion.  Pursuant to an advisory contract (“Advisory Contract”) with the Master Portfolio, BGFA provides investment guidance and policy direction in connection with the management of the Master Portfolio’s assets.  Pursuant to Advisory Contract with MIP, BGFA furnishes to the MIP Board periodic reports on the investment strategy and performance of the Master Portfolio.  BGFA receives fees from the Master Portfolio at an annual rate equal to 0.10% of the Master Portfolio’s average daily net assets.  BGFA has contractually agreed to reduce its fees to 0.07% of the average daily net assets payable at the Master Portfolio level.  The expense limitation is in effect through April 30, 2011.  There can be no assurance that BGFA will extend the expense limitation beyond such time. This advisory fee is an expense of the Master Portfolio that is borne proportionately by its interestholders, including the Fund.

For the fiscal years shown below, the Master Portfolio paid the following advisory fees to BGFA:

Fiscal Year Ended	Advisory Fee

12/31/06	$511,769
12/31/07	$656,711
12/31/08	$606,039

BGFA has agreed to provide to the Master Portfolio, among other things, money market security and fixed-income research, analysis and statistical and economic data and information concerning interest rate and security market trends, portfolio composition, credit conditions and average maturities of the Master Portfolio’s investment portfolio.

This Advisory Contract will continue in effect for the Master Portfolio provided the continuance is approved annually (i) by the holders of a majority of the applicable Master Portfolio’s outstanding voting securities or by the applicable MIP Board and (ii) by a majority of the Trustees of the applicable Master Portfolio who are not parties to the Advisory Contract or affiliated with any such party.  The Advisory Contract may be terminated, without penalty, on 60 days’ written notice by either party and will terminate automatically if assigned.

Asset allocation and modeling strategies are employed by BGFA for other investment companies and accounts advised or sub-advised by BGFA.  If these strategies indicate particular securities should be purchased or sold at the same time by the Master Portfolio and one or more of these investment companies or accounts, available investments or opportunities for sales will be allocated equitably to each by BGFA.  In some cases, these procedures may adversely affect the size of the position obtained for or disposed of by a portfolio or the price paid or received by the Master Portfolio.

SERVICE PROVIDERS

Administrator of the Fund.  State Street Bank and Trust Company (“State Street”), located at 200 Clarendon Street, Boston, MA 02116, serves as the Fund’s administrator. As the Fund’s administrator, State Street provides administrative services directly or through sub-contracting, including: (i) general supervision of the operation of the Fund, including coordination of the services performed by the investment adviser, transfer and dividend disbursing agent, custodian, shareholder servicing agent, independent registered public accounting firm and legal counsel; (ii) general supervision of regulatory compliance matters, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and (iii) periodic reviews of management reports and financial reporting.  State Street also furnishes office space and certain facilities required for conducting the business of the Fund.  The Adviser pays State Street for all administrative services provided to the Fund.

For the fiscal years shown below, the Adviser paid State Street the following administration fees for such administrative services:

Fiscal Year Ended	Administration Fee

12/31/06	$50,000
12/31/07	$50,000
12/31/08	$50,000

Administrator of the Master Portfolio.  BGI serves as the Master Portfolio’s administrator.  BGI provides the Master Portfolio with administrative services, including general supervision of the Master Portfolio’s non-investment operations, coordination of the other services provided to the Master Portfolio, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports and general supervision of data compilation in connection with preparing periodic reports to MIP’s trustees and officers.  BGI also furnishes office space and certain facilities to conduct the Master Portfolio’s business, and compensates MIP’s trustees, officers and employees who are affiliated with BGI. In addition, except as outlined below under “Expenses,” BGI is responsible for paying all expenses incurred by the Master Portfolio other than the advisory fees payable to BGFA.  BGI is not entitled to compensation for providing administration services to the Master Portfolio for so long as BGI is entitled to compensation for providing administration services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BGI or an affiliate receives advisory fees from the Master Portfolio.  BGI has contracted with State Street to provide certain sub-administration services for the Master Portfolio, and BGI pays State Street for those services out of the fees BGI receives for its services as administrator.

Sub-Administrator of the Fund.  BGI serves as the Fund’s sub-administrator.  BGI provides the Fund with non-advisory, administrative services, including maintenance of books and records, information and performance reporting and other ad hoc administrative support.  The Adviser pays BGI for the sub-administration services.

Custodian and Fund Accounting Services Agent.  State Street also serves as custodian of the assets of the Fund and the Master Portfolio. As a result, State Street has custody of all securities and cash of the Fund and the Master Portfolio, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties, all as directed by the officers of the Fund and the Master Portfolio.  The custodian has no responsibility for any of the investment policies or decisions of the Fund and the Master Portfolio.  State Street also acts as the Fund’s Accounting Services Agent.  The Adviser pays State Street for all custodial services provided to the Fund.

Transfer Agent and Dividend Disbursing Agent.  PayPal Asset Management, Inc., located at 2211 North First Street, San Jose, CA 95131, acts as transfer agent and dividend disbursing agent for the Fund.

Distribution Agent.  Funds Distributor, LLC (“Funds Distributor”), a registered broker-dealer, acts as distribution agent for shares of the Fund on PayPal’s website at www.paypal.com.

Independent Registered Public Accounting Firm.  PricewaterhouseCoopers LLP, located at Three Embarcadero Center, San Francisco, California, 94111, serves as the independent registered public accounting firm for the Fund, providing audit and tax services and assistance and consultation with respect to the preparation of filings with the SEC.

Legal Counsel.  Paul, Hastings, Janofsky & Walker LLP, located at 55 Second Street, 24th Floor, San Francisco, California  94105-3441, acts as legal counsel for the Trust and the Fund.

MASTER PORTFOLIO BROKERAGE ALLOCATION

BGFA assumes general supervision over placing orders on behalf of the Master Portfolio for the purchase or sale of portfolio securities.  Allocation of brokerage transactions, including their frequency, is made in the best judgment of BGFA and in a manner deemed fair and reasonable to interestholders.  In executing portfolio transactions and selecting brokers or dealers, BGFA seeks to obtain the best overall terms available for the Master Portfolio.  In assessing the best overall terms available for any transaction, BGFA considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.  The primary consideration is prompt execution of orders at the most favorable net price.  The overall reasonableness of brokerage commissions paid is evaluated by BGFA based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers also are selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met.  BGFA may from time to time execute trades on behalf of and for the account of the Master Portfolio with brokers or dealers that are affiliated with BGFA.

The Master Portfolio’s purchase and sale orders for securities may be combined with those of other accounts that BGFA manages or advises, and for which it has brokerage placement authority, in the interest of seeking the most favorable overall new results.  When BGFA determines that a particular security should be bought or sold for the Master Portfolio and other accounts managed by BGFA, it undertakes to allocate those transactions among the participants equitably.  BGFA may deal, trade and invest for its own account in the types of securities in which the Master portfolio may invest.

Purchases and sales of portfolio securities for the Master Portfolio usually are principal transactions.  Portfolio securities ordinarily are purchased directly from the issuer or from an underwriter or market maker.  The prices paid to the underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of securities from market makers may include the spread between the bid and asked price.

Portfolio Turnover.  Because the portfolio of the Master Portfolio consists of securities with relatively short-term maturities, the Master Portfolio expects to experience high portfolio turnover. A high portfolio turnover rate should not adversely affect the Master Portfolio since portfolio transactions ordinarily will be made directly with principals on a net basis and, consequently, the Master Portfolio usually will not incur brokerage expenses or excessive transaction costs. Portfolio turnover may vary from year to year, as well as within a year.

ORGANIZATION, DIVIDEND AND VOTING RIGHTS

The Fund is a diversified series of the Trust.  The Trust may issue additional series and classes.

All shareholders may vote on each matter presented to shareholders.  Fractional shares have the same rights proportionately as do full shares. Shares of the Trust have no preemptive, conversion or subscription rights.  If the Trust issues additional series, each series of shares will be held separately by the custodian, and in effect each series will be a separate fund.

All shares of the Trust have equal voting rights.  Approval by the shareholders of the Fund is effective as to the Fund, whether or not sufficient votes are received from the shareholders of the other investment portfolios to approve the proposal as to those investment portfolios.

Generally, the Trust will not hold an annual meeting of shareholders unless required by the 1940 Act.  The Trust will hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Trustee or Trustees if requested in writing by the holders of at least 10% of the Trust’s outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

Each share of the Fund represents an equal proportional interest in that Fund and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Trustees.  In the event of the liquidation or dissolution of the Trust, shareholders of the Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

Shareholders are not entitled to any preemptive rights.  All shares, when issued, will be fully paid and non-assessable by the Trust.

Under Delaware law, the shareholders of the Fund are not generally subject to liability for the debts or obligations of the Trust.  Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust.  However, no similar statutory or other authority limiting business trust shareholder liability exists in other states.  As a result, to the extent that a Delaware statutory trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware statutory trust shareholders to liability.  To guard against this risk, the Second Amended and Restated Trust Instrument contains an express disclaimer of shareholder liability for acts or obligations of the Fund.  Notice of such disclaimer will generally be given in each agreement, obligation or instrument entered into or executed by a series or the Trustees.  The Second Amended and Restated Trust Instrument also provides for indemnification by the relevant series for all losses suffered by a shareholder as a result of an obligation of the series.  In view of the above, the risk of personal liability of shareholders of a Delaware statutory trust is remote.

SHAREHOLDER INFORMATION

Shares are distributed directly by the Fund itself.  The Adviser has entered into a Services Agreement with Funds Distributor, a subsidiary of Foreside Distributors, LLC, under which Funds Distributor provides distribution services on PayPal’s website at www.paypal.com.

Pricing of Fund Shares.  The net asset value (“NAV”) per share of the Fund is calculated as follows:  all liabilities incurred or accrued are deducted from the valuation of total assets, which includes accrued but undistributed income; the resulting net assets are divided by the number of shares of the Fund outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.

As noted in the Prospectus, the NAV of the Fund generally will be determined as of 5:00 p.m., Eastern Time each day the Fund is open for business.  The Fund is generally closed on Saturdays and Sundays and for New Years Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas.  The Fund may, but does not expect to, determine the NAVs of its shares on any day when the Federal Reserve Banks are not open for trading if there is sufficient trading in its portfolio securities on such days to materially affect per-share NAV.  The Fund will use the NAV reported by the related Master Portfolio for its shares in calculating the related Fund’s NAVs.  The Fund may change the time at which purchases and redemptions are priced if the Federal Reserve Banks close earlier than 4:00 p.m. Eastern Time, when trading in the primary markets the Master Portfolio invests in is restricted, or if an emergency exists.  The Fund uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act.  The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security.  The yield to a shareholder may differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices.

Rule 2a-7 provides that in order to value its Master Portfolio using the amortized cost method, the Fund must maintain a dollar-weighted average Master Portfolio maturity of 90 days or less, purchase securities having remaining maturities (as defined in Rule 2a-7) of thirteen months or less and invest only in those high-quality securities that are determined by the Board to present minimal credit risks.  The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed.  However, Rule 2a-7 provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable- and floating-rate instruments subject to demand features.

Pursuant to Rule 2a-7, the Board is required to establish procedures designed to stabilize, to the extent reasonably possible, the Fund’s price per share as computed for the purpose of sales and redemptions at $1.00.  Such procedures include review of the Fund’s Master Portfolio holdings by the Board, at such intervals as it may deem appropriate, to determine whether the Fund’s NAV, calculated by using available market quotations, deviates from the $1.00 per share based on amortized cost.  The extent of any deviation will be examined by the Board.  If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated.  In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to shareholders, the Board will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a NAV per share by using available market quotations.

Telephone and Internet Redemption Privileges.  The Trust employs reasonable procedures to confirm that instructions communicated by telephone or the Internet are genuine.  The Trust and the Fund may not be liable for losses due to unauthorized or fraudulent instructions.  Such procedures include, but are not limited to, requiring a form of personal identification prior to acting on instructions received by telephone or the Internet, providing written confirmations of such transactions to the address of record, tape recording telephone instructions and backing up Internet transactions.

Additional Purchase Information.  The Fund currently does not have maximum limit on the amount of shareholder purchase of Fund shares or total share balance. The Fund, however, reserves the right to impose limits in the future with prior notice to shareholders.

PROXY VOTING

The Fund invests all of its assets in the Master Portfolio.  Consequentially, the Fund did not hold any portfolio securities with respect to which it was entitled to vote during the period from July 1, 2007 through June 30, 2008.  The proxy voting record for the Master Portfolio can be found in MIP’s Form N-PX, which is available on the SEC’s website at www.sec.gov.  MIP’s CIK # is 0000915092.

Information with respect to how the Master Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available: (i) without charge, upon request, by calling 1-877-244-1544; and (ii) on the SEC’s Website at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

No disclosure of portfolio holdings information may be made to any person or entity except as follows:

The Fund discloses its portfolio holdings in its Annual and Semi-Annual Reports, as well as in filings with the SEC no later than 60 days after the end of the applicable quarter.

To the extent permitted under applicable law, the Adviser may distribute (or authorize the Fund’s custodian or principal underwriter to distribute) information regarding the Fund’s portfolio holdings more frequently than stated above to the Fund’s service providers and others who require access to such information in order to fulfill their contractual duties with respect to the Fund, such as custodial services (State Street), pricing services, proxy voting services, accounting and auditing services (PwC), and research and trading services, and also to facilitate the review of the Fund by certain mutual fund analysts and rating agencies, such as Morningstar, Inc. and other analysts. Such disclosure may be made only if the recipients of such information are subject to a confidentiality agreement (or other confidentiality arrangements acceptable to the Fund) and if the authorizing persons (as determined by the Fund’s chief compliance officer) determine that, under the circumstances, disclosure is in the best interests of the Fund’s shareholders. The portfolio holdings information that may be distributed is limited to the information that the Fund believes is reasonably necessary in connection with the services to be provided by the service provider receiving the information. The Fund’s portfolio holdings information may not be disseminated for compensation.

TAXATION

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership, and disposition of Fund shares.  This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to shareholders in light of their particular circumstances.  This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive.  Prospective investors should consult their own tax advisors with regard to the U.S. federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.

Taxation of the Fund.  The Fund has elected to be treated, has qualified and intends to continue to qualify each year as a regulated investment company under Subchapter M of the Code.  Accordingly, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in a qualified publicly traded partnership; and (b) diversify its holdings so that, among other things, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and the securities of other regulated investment companies) of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses or (iii) the securities of one or more qualified publicly traded partnerships.

As a regulated investment company, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of Fund’s investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed.  The Fund intends to distribute substantially all of such income.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level.  To avoid the tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its investment company taxable income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its net capital gains for a one-year period generally ending on October 31 of the calendar year, and (3) all investment company taxable income and net capital gains for previous years that were not distributed during such years.  To avoid application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement.

Distributions.  Distributions of investment company taxable income (including net short-term capital gains) are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares.  Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by the Fund as capital gain dividends, whether paid in cash or reinvested in Fund shares, will generally be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held Fund shares.

Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the NAV of the shares received.  A distribution will be treated as paid on December 31 of a calendar year if it is declared by a Fund in October, November or December of that year with a record date in such a month and paid by the Fund during January of the following year.  Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Backup Withholding.  The Fund generally will be required to withhold federal income tax (“backup withholding”) from dividends paid, capital gain distributions and redemption proceeds to shareholders if (1) the shareholder fails to furnish the Fund with the shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. The “backup withholding” is not an additional tax and may be credited against a taxpayer's regular federal income tax liability. The backup withholding rate is 28% for amounts paid through 2010.  This legislation will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

Other Taxation.  Distributions may be subject to additional state, local and foreign taxes, depending on each shareholder’s particular situation.

Market Discount.  If the Master Portfolio purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is “market discount.”  If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) in each taxable year in which an interest in such debt security is owned and a principal payment is received on it.  In particular, the Master Portfolio will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income.  In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period.  Generally, market discount accrues on a daily basis for each day the debt security is held at a constant rate over the time remaining to the debt security’s maturity or, at the election of the Master Portfolio, at a constant yield to maturity, which takes into account the semi-annual compounding of interest.  Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the “accrued market discount.”

Original Issue Discount.  Certain debt securities acquired by the Master Portfolio may be treated as debt securities that were originally issued at a discount.  Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity.  Although no cash income on account of such discount is actually received, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies.  Some debt securities may be purchased at a discount that exceeds the original issue discount on such debt securities, if any.  This additional discount represents market discount for federal income tax purposes (see above).

Dividends and Capital Gains.  None of the dividends distributed to shareholders attributable to the investment company taxable income of the Fund is expected to be “qualified dividend income” eligible for the maximum 15% tax rate.  Capital gain dividends distributed by the Fund to individual shareholders generally will qualify for the maximum 15% capital gains tax rate.  Absent further legislation, the maximum 15% tax rate for individuals on long-term capital gains will cease to apply to taxable years beginning after December 31, 2010, when it would revert to 20%.

The Fund also does not anticipate that its dividends and distributions will qualify for any dividends-received deduction that might otherwise be available for certain dividends received by shareholders that are U.S. corporations.

MASTER PORTFOLIO ORGANIZATION

The Master Portfolio is a series of MIP, an open-end, series management investment company organized as Delaware statutory trust.  MIP was organized on October 20, 1993.  In accordance with Delaware law and in connection with the tax treatment sought by MIP, the Declaration of Trust provides that its investors are personally responsible for Trust liabilities and obligations, but only to the extent the Trust property is insufficient to satisfy such liabilities and obligations.  The Declaration of Trust also provides that MIP must maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its investors, Trustees, officers, employees and agents covering possible tort and other liabilities, and that investors will be indemnified to the extent they are held liable for a disproportionate share of MIP’s obligations.  Thus, the risk of an investor incurring financial loss on account of investor liability is limited to circumstances in which both inadequate insurance existed and MIP itself was unable to meet its obligations.

The Declaration of Trust further provides that obligations of MIP are not binding upon its Trustees individually but only upon the property of MIP and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Trustee’s office.

The interests in the Master Portfolio have substantially identical voting and other rights as those rights enumerated above for shares of the Fund.  MIP is generally not required to hold annual meetings, but is required by Section 16(c) of the 1940 Act to hold a special meeting and assist investor communications under certain circumstances.

Whenever the Fund is requested to vote on a matter with respect to the Master Portfolio in which it invests, the Fund will either (a) hold a meeting of the Fund’s shareholders and will cast its votes as instructed by those shareholders, or (b) subject to approval by the Board, cast the Fund’s votes in the same proportion as holders of votes other than the Fund have cast their votes.

In a situation where the Fund seeks voting instructions from its shareholders and does not receive instructions from certain of its shareholders on how to vote the corresponding shares of the Master Portfolio, the Fund will vote those shares in the same proportion as the shares for which the Fund does receive voting instructions.

Master/Feeder Structure.  The Fund seeks to achieve its investment objective by investing all of its assets into the Master Portfolio. The Fund and other entities investing in the Master Portfolio are each liable for all obligations of such Master Portfolio.  However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and MIP itself is unable to meet its obligations.  Accordingly, the Trust’s Board believes that neither the Fund nor its shareholders will be adversely affected by investing Fund assets in the Master Portfolio.  However, if a mutual fund or other investor withdraws its investment from the Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses among a larger asset base) that the Trust’s Board believes may be available through investment in the Master Portfolio may not be fully achieved.  In addition, given the relative novelty of the master/feeder structure, accounting or operational difficulties, although unlikely, could arise.

The Fund may withdraw its investment in the Master Portfolio only if the Trust’s Board determines that such action is in the best interests of such Fund and its shareholders.  Upon any such withdrawal, the Trust’s Board would consider alternative investments, including investing all of the Fund’s assets in another investment company with the same investment objective as the Fund or hiring an investment adviser to manage the Fund’s assets in accordance with the investment policies described above with respect to the Master Portfolio.

Certain policies of the Master Portfolio, which are non-fundamental, may be changed by vote of a majority of MIP’s Trustees without interestholder approval. If the Master Portfolio’s investment objective or fundamental or non-fundamental policies are changed, the Fund may elect to change its objective or policies to correspond to those of the Master Portfolio.  The Fund also may elect to redeem its interests in the corresponding Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the Fund’s portfolio in accordance with its objective.  In the latter case, the Fund’s inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders’ investments in the Fund.  The Fund will provide shareholders with 30 days’ written notice prior to the implementation of any change in the investment objective of the Fund or the Master Portfolio, to the extent possible.

FINANCIAL STATEMENTS

Audited financial statements for the year ended December 31, 2008 are contained in the Annual Report to Shareholders and are incorporated herein by reference.

PayPal Funds

Part C: Other Information

Item 23. Exhibits	PEA # 15

Exhibit	Description
(a.1)
Certificate of Trust, dated June 3, 1999, is incorporated herein by reference to Exhibit (a)(i) of  Registrant’s initial Registration Statement on Form N-1A, filed June 8, 1999 (“Initial Registration Statement”).

(a.2)	Certificate of Amendment to Certificate of Trust, dated February 13, 2001, is incorporated herein by reference to Exhibit (a)(iv) of Post-Effective Amendment No. 6, filed April 30, 2002 (“PEA No. 6”).

(a.3)	Trust Instrument, dated June 3, 1999, is incorporated herein by reference to Exhibit (a)(ii) of Initial Registration Statement.

(a.4)
Amended and Restated Trust Instrument, dated September 3, 1999, is incorporated herein by reference to Exhibit (a)(ii) of Registrant’s Pre-Effective Amendment No. 1, filed November 18, 1999 (“Pre-Effective Amendment No. 1”).

(a.5)
Second Amended and Restated Trust Instrument, dated October 2002, is incorporated herein by reference to Exhibit (a)(v) of Registrant’s Post-Effective Amendment No. 7, filed February 28, 2003 (“PEA No. 7”).

(b.1)	By-laws of Registrant are incorporated herein by reference to Exhibit (b) of Post-Effective Amendment No. 2, filed March 24, 2000 (“PEA No. 2”).

(b.2)	Amended By-laws of Registrant are incorporated herein by reference to Exhibit (b)(i) of Post-Effective Amendment No. 12, filed April 28, 2006 (“PEA No. 12”).

(c)	Not applicable.

(d.1)	Investment Advisory Agreement, dated June 13, 2000, between Registrant and X.com Asset Management, Inc. (“XAM”) is incorporated herein by reference to Exhibit (d)(i) of PEA No. 6.

(d.2)	Investment Advisory Agreement, dated October 4, 2002, between Registrant and PayPal Asset Management, Inc. (“PAM”) is incorporated herein by reference to Exhibit (d)(iii) of PEA No. 7.

(d.3)
Amendment, dated March 1, 2005, to Investment Advisory Agreement, October 4, 2002, between the Registrant and PAM is incorporated herein by reference to Exhibit (d.3) of Registrant’s Post-Effective Amendment No. 14, filed April 29, 2008 (“PEA No. 14”).

(e.1)	Services Agreement, dated January 1, 2001, among XAM, PayPal, Inc. (formerly, X.com Corporation) and Funds Distributor, Inc. (“FDI”) is incorporated herein by reference to Exhibit (e)(i) of PEA No. 6.

(e.2)	Selling Agreement between Registrant and FDI is incorporated herein by reference to Exhibit (e)(2) of PEA No. 14.

(f)	Not applicable.

(g)	Custodian Agreement, dated November 17, 1999, among Registrant, XAM and Investors Bank & Trust Company (IBT1) is incorporated herein by reference to Exhibit (g) of PEA No. 3.

(h.1)	Administration Agreement, dated November 17, 1999, among Registrant, XAM and IBT[1] is incorporated herein by reference to Exhibit (h)(i) of PEA No. 3.

(h.2)	Transfer Agency Agreement, dated November 17, 1999, between Registrant and XAM is incorporated herein by reference to Exhibit (h)(ii) PEA No. 3.

(h.3)	Restated Transfer Agency Agreement, dated August 21, 2001, between Registrant and PAM is incorporated herein by reference to Exhibit (h)(ii) of PEA No. 6.

Exhibit	Description
(h.3)	Third Party Feeder Fund Agreement, dated November 17, 1999, among Registrant, XAM and Master Investment Portfolio (“MIP”) is incorporated herein by reference to Exhibit (h)(iv) of PEA No. 3.

(h.3)	X.com Funds Electronic Delivery Consent Agreement, dated April 26, 2000 is incorporated herein by reference to PEA No. 3.

(h.4)	Amended and Restated Operating Expenses Agreement, dated March 9, 2001, between Registrant and PAM is incorporated herein by reference to Exhibit (d)(ii) of PEA No. 6.

(h.5)	Sub-Administration Agreement, dated April 27, 2006, between PAM and Barclays Global Investors, N.A. is incorporated herein by reference to Exhibit (h)(5) of PEA No. 14.

(i)
Opinion and Consent of Counsel (Paul, Hastings, Janofsky & Walker LLP), dated April 16, 2003, with respect to PayPal Money Market Fund (the “Fund”) is incorporated herein by reference to Exhibit (i) of Registrant’s Post-Effective Amendment No. 9, filed April 29, 2004.

(j)	Consent of Independent Registered Public Accounting Firm (PricewaterhouseCoopers LLP) is filed herewith.

(k)	Not applicable.

(l)	Form of Subscription Agreement between the Registrant and Elon R. Musk is incorporated herein by reference Exhibit (l) of Pre-Effective Amendment No. 1.

(m)	Not applicable.

(n)	Not applicable.

(p)(1)	Powers of Attorney, each dated February 25, 2003, for Richard Kernan, Kevin T. Hamilton, Gregory N. River and John T. Story is incorporated herein by reference Exhibit (p)(iii) to PEA No. 7.

(p)(2)	Power of Attorney, dated September 18, 2008, for John P. McGonigle is filed herewith.

(p)(3)
Powers of Attorney, each dated March 19, 2009, for Mary G.F. Bitterman, A. John Gambs, Lee T. Kranefuss, Wendy Paskin-Jordan, Leo Soong, H. Michael Williams, Hayne Leland and Jeffrey M. Lyons  (MIP Trustees) are filed herewith.

(q)	Code of Ethics of Registrant and XAM is incorporated herein by reference to Exhibit (p)(ii) of PEA No. 3.

Item 24.  Persons Controlled by or Under Common Control with Registrant

No person is controlled by or under common control with the Registrant.

Item 25.  Indemnification

Reference is made to Article X of the Registrant's Trust Instrument.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission (“SEC”), such indemnification is against public policy as expressed in the Act and, public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 26.  Business and Other Connections of Investment Adviser

PAM, f/k/a X.com Asset Management, (the “Investment Adviser”) is a Delaware corporation that offers investment advisory services.  The Investment Adviser's offices are located at 2211 North First Street, San Jose, CA 95131.  The directors and officers of the Investment Adviser and their business and other business connections are as follows:

Name	Title/Status with Investment Adviser	Other Business Connections

John D. Muller	Chairman	Vice President and General Counsel, PayPal, Inc.

Omar J. Paz	President and Director	Head of Global Investments, eBay Inc.

Jeff Mannie	Controller	Controller, PayPal, Inc.

Christopher I. Chen	Chief Compliance Officer	Manager, Policy, PayPal, Inc.

Robert J. Mansell	Senior Technology Officer	Vice President, Product Development, PayPal, Inc.

Winkie Choi	Secretary	Senior Treasury Manager, PayPal, Inc.

Joseph B. Bounds	Treasurer	Assistant Treasurer, eBay Inc.

Prashant F. Aggarwal	Chief Financial Officer and Director	VP Finance Operations, PayPal, Inc.

Item 27. Principal Underwriters

(a)  Funds Distributor, LLC (“Funds Distributor”) is regarded by the Fund as a Selling Agent for website activities; shares of the Fund are self-distributed by the Trust.  Funds Distributor acts as principal underwriter for the following investment companies:

Allstate Financial
GMO Trust
Munder Series Trust II
Munder Series Trust
PayPal, Inc.

Funds Distributor is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority.  Funds Distributor is located at 10 High Street, Suite 302, Boston, Massachusetts 02110.  Funds Distributor is an indirect wholly-owned subsidiary of Foreside Distributors, LLC.

(b)  Information regarding Funds Distributor is described in Schedule A of its Form BD as currently on file with the SEC, the text of which is hereby incorporated by reference.

SEC File #	CRD # on Form BD
8-20518	7174

(c)  Not applicable

Item 28.   Location of Accounts and Records

The account books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules thereunder will be maintained at the offices of PAM, 2211North First Street, San Jose, California 95131, and IBT1, 200 Clarendon Street, Boston, Massachusetts, 02116.

Item 29.  Management Services

Not applicable

Item 30.  Undertakings:

Not applicable

_________________________
[1]	On July 2, 2007, State Street Corporation acquired Investors Financial Services Corporation, the parent company of IBT which provides administrative and custodial services for the Fund.

SIGNATURES FOR THE REGISTRANT

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment Registration Statement under Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment No. 15 to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of San Jose in the State of California on the 29th day of April, 2009.

PAYPAL FUNDS
(Registrant)

By:           /s/ John T. Story
Name:      John T. Story
Title:        President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 15 has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ John T. Story	Trustee and President	April 29, 2009
John T. Story

/s/ Omar Paz	Treasurer and	April 29, 2009
Omar Paz	Chief Financial Officer

/s/ Richard Kernan*	Trustee	April 29, 2009
Richard Kernan

/s/ John P. McGonigle**	Trustee	April 29, 2009
John P. McGonigle

/s/ Kevin T. Hamilton*	Trustee and Chairman	April 29, 2009
Kevin T. Hamilton

*,** By: /s/ David Hearth
David Hearth, As Attorney-in-Fact
________________________
* Pursuant to Powers of Attorney, each dated February 25, 2003, for Richard Kernan and  Kevin T. Hamilton are incorporated herein by reference to PEA No. 7.
** Pursuant to Power of Attorney, dated September 18, 2008, for John P. McGonigle is filed herewith.

MIP/MIP TRUSTEE SIGNATURE PAGE
THIRD-PARTY FEEDER REGISTRATION STATEMENTS

SIGNATURES

This Registration Statement contains certain disclosures regarding the Money Market Master Portfolio (the “Portfolio”), a series of the Master Investment Portfolio (the “Trust”). The Trust has, subject to the next sentence, duly caused this Registration Statement on Form N-1A of PayPal Funds (the “Registrant”) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco and the State of California on 29th day of April 2009.  The Trust is executing this Registration Statement only in respect of the disclosures contained herein specifically describing the Trust and the Portfolio and hereby disclaims any responsibility or liability as to any other disclosures in this Registration Statement.

MASTER INVESTMENT PORTFOLIO

By:

/s/ Jack Gee
Jack Gee
Treasurer
(Chief Financial Officer)

This Registration Statement on Form N-1A of the Registrant has been signed below by the following persons, solely in the capacities indicated and subject to the next sentence on 29th day of April 2009. Each of the following persons is signing this Registration Statement only in respect of the disclosures contained herein specifically describing the Trust and the Portfolio and hereby disclaims any responsibility or liability as to any other disclosures in this Registration Statement.

Signature	Title	Date

/s/ Mary G.F. Bitterman		April 29, 2009
Mary G.F. Bitterman*	Trustee

/s/ A. John Gambs		April 29, 2009
A. John Gambs*	Trustee

/s/ Hayne E. Leland		April 29, 2009
Hayne E. Leland*	Trustee

/s/ Jeffrey M. Lyons		April 29, 2009
Jeffrey M. Lyons*	Trustee

/s/ Lee T. Kranefuss		April 29, 2009
Lee T. Kranefuss*	Trustee

/s/ Wendy Paskin-Jordan		April 29, 2009
Wendy Paskin-Jordan*	Trustee

/s/ Leo Soong		April 29, 2009
Leo Soong*	Trustee

/s/ H. Michael Williams		April 29, 2009
H. Michael Williams*	Trustee and President
(Chief Executive Officer)

/s/ Jack Gee		April 29, 2009
Jack Gee	Treasurer
(Chief Financial Officer)

*By: /s/ Jack Gee
Jack Gee
As Attorney-in-Fact pursuant to the power of attorney as filed herewith.

EXHIBIT INDEX

(j)	Consent of Independent Registered Public Accounting Firm

(p)(2)	John P. McGonigle Power of Attorney

(p)(3)	MIP’s Powers of Attorney